File Nos. 33-42162

811-6377

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                        [X]

                Pre‑Effective Amendment No.                                                                                                                         [   ]

                Post‑Effective Amendment No. 36                                                                                                                  [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                               [X]

                Amendment No. 36                                                                                                                                            [X]

(Check appropriate box or boxes.)

DREYFUS MUNICIPAL FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation

200 Park Avenue, New York, New York 10166

(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 922-6000

Michael A. Rosenberg, Esq.

200 Park Avenue

New York, New York 10166

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                                immediately upon filing pursuant to paragraph (b)

                                on December 30, 2010 pursuant to paragraph (b)

                ____       60 days after filing pursuant to paragraph (a)(i)

                     _         on (date) pursuant to paragraph (a)(i)

                ____       75 days after filing pursuant to paragraph (a)(ii)

                ____       on    (date)     pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

                ____       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Dreyfus AMT-Free Municipal Bond Fund

Prospectus January 1, 2011

Class	Ticker
A	DMUAX
B	DMUBX
C	DMUCX
I	DMBIX
Z	DRMBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	5
Management	6
Shareholder Guide

Choosing a Share Class	8
Buying and Selling Shares	11
General Policies	13
Distributions and Taxes	14
Services for Fund Investors	14
Financial Highlights	16
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 9 of the prospectus and in the How to Buy Shares section on page B-37 of the fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	none	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	4.00%	1.00%	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class I	Class Z
Management fees	.60%	.60%	.60%	.60%	.60%
Distribution (12b-1) fees	none	.50%	.75%	none	none
Other expenses (including shareholder services fees)	.37%	.50%	.37%	.11%	.14%
Total annual fund operating expenses	.97%	1.60%	1.72%	.71%	.74%
Fee waiver and/or expense reimbursement	(.27)%	(.40)%	(.27)%	(.25)%	(.26)%
Total annual fund operating expenses** (after fee waiver and/or expense reimbursement)	.70%	1.20%	1.45%	.46%	.48%

*Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

**The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, brokerage commissions, interest expenses, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. The Dreyfus Corporation may terminate this agreement upon at least 90 days' prior notice to investors, but has committed not to do so until at least January 1, 2012.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years	5 Years	10 Years
Class A	$518	$719	$937	$1,563
Class B	$522	$766	$1,033	$1,542++
Class C	$248	$516	$908	$2,008
Class I	$47	$202	$370	$859
Class Z	$49	$210	$386	$894

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$518	$719	$937	$1,563
Class B	$122	$466	$833	$1,542*
Class C	$148	$516	$908	$2,008
Class I	$47	$202	$370	$859
Class Z	$49	$210	$386	$894

*Assume conversion of Class B to Class A at end of the sixth year following the date of purchase.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20.53% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by The Dreyfus Corporation. The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by The Dreyfus Corporation.

The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors based on their apparent values.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

• Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

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• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

• Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class Z shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class Z

Best Quarter Q3, 2009: 8.67% Worst Quarter Q3, 2008: -3.83%
The year-to-date total return of the fund’s Class Z shares as of 9/30/10 was 7.17%.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance figures for the fund’s Class A, Class B, Class C and Class I shares for periods prior to the inception date of such classes reflect the performance of the fund’s Class Z shares adjusted to reflect any applicable sales charge. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A, Class B and Class C shares for such periods may have been lower.

Average Annual Total Returns (as of 12/31/09)
Class (Inception Date)	1 Year	5 Years	10 Years
Class Z (5/06/94) returns before taxes	15.20%	3.73%	5.46%
Class Z returns after taxes on distributions	15.20%	3.73%	5.45%
Class Z returns after taxes on distributions and sale of fund shares	11.71%	3.84%	5.39%
Class A (3/31/03) returns before taxes	9.75%	2.53%	4.78%
Class B (3/31/03) returns before taxes	10.26%	2.60%	5.14%
Class C (3/31/03) returns before taxes	13.06%	2.68%	4.74%
Class I (12/15/08) returns before taxes	15.23%	3.72%	5.45%
Barclays Capital Municipal Bond Index reflects no deduction for fees, expenses or taxes	12.91%	4.32%	5.75%

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Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. James Welch and Steven Harvey have served as the fund’s primary portfolio managers since October 2009 and December 2009, respectively. Mr. Welch is a portfolio manager for Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, and manages other national and state-specific municipal bond funds managed by The Dreyfus Corporation. Mr. Harvey is a senior portfolio manager for tax sensitive strategies at Standish, and manages tax-sensitive portfolios for institutional, insurance, mutual fund, and high-net-worth clients. Messrs. Welch and Harvey are also employees of The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561, or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

Goal and Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by The Dreyfus Corporation. The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade ("high yield" or "junk" bonds), or the unrated equivalent as determined by The Dreyfus Corporation.

The dollar-weighted average maturity of the fund's portfolio normally exceeds ten years, but the fund may invest without regard to maturity.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although the fund seeks to provide income exempt from federal income tax, the fund may invest temporarily in taxable bonds, including when the portfolio managers believe acceptable municipal bonds are not available for investment.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates) and swap agreements, as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund may buy securities that pay interest at rates that float inversely with changes in prevailing interest rates (inverse floaters). Inverse floaters are created by depositing municipal bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note. The fund also may make forward commitments in which the fund agrees to buy or sell a security in the future at a price agreed upon today.

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests primarily in investment grade bonds, the fund may invest to a limited extent in high yield bonds. High

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yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices..

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks.

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.Certain derivatives may cause taxable income.

• Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income and may magnify the fund’s gains or losses.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in the securities of U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $301 billion in 195 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.34% of the fund's average daily net assets. A

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discussion regarding the basis for the board's approving the fund's management fee is available in the fund's semi-annual report for the six months ended February 28, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

James Welch and Steven Harvey have been the fund’s primary portfolio managers since October 2009 and December 2009, respectively. Mr. Welch is a portfolio manager for Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus, where he has been employed since April 2009. Mr. Welch manages a number of national and state specific municipal bond funds managed by Dreyfus, where he has been employed since 2001. Mr. Harvey is a senior portfolio manager for tax sensitive strategies at Standish, and manages tax-sensitive portfolios for institutional, insurance, mutual fund, and high-net-worth clients. Mr. Harvey has been employed by Standish since 2000 and by Dreyfus since April 2009.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, B, C, I and Z shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an ongoing shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

•  board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

• “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006

• investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically

9

relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options

• members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class B Shares

Class B shares are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus Funds or certain eligible shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.

Class B shares are subject to an annual Rule 12b-1 fee of .50% and an annual shareholder services fee of .25%. Class B shares convert to Class A shares approximately six years after the date they were purchased. Class B shares sold within six years of purchase are subject to the following CDSCs:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)
First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Class Z Shares

Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of certain other Dreyfus Funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously maintained a fund account since the date the fund’s shares were classified as Class Z.

Class Z shares are subject to an annual shareholder services fee of up to .25%..

CDSC Waivers

The fund’s CDSC may be waived in the following cases:

10

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information. Holders of Class Z shares should call 1-800-645-6561.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Holders of Class Z shares should call 1-800-645-6561.

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Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Holders of Class Z shares should call 1-800-645-6561.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $1,000/maximum $20,000 per day). Holders of jointly registered fund or bank accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. Holders of Class Z shares should call 1-800-645-6561.

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In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

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To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

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Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges. Holders of Class Z shares also may request an exchange in writing, by phone or online.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Checkwriting Privilege

You may write redemption checks against your account for Class A or Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561. Certain requests require the services of a representative.

15

Financial Highlights

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

	Year Ended August 31,
Class A Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	13.23	13.50	13.81	13.97
Investment Operations:
Investment income--net[a]	.58	.59	.58	.55	.55
Net realized and unrealized gain (loss) on investments	.71	(.13)	(.27)	(.30)	(.16)
Total from Investment Operations	1.29	.46	.31	.25	.39
Distributions:
Dividends from investment income--net	(.58)	(.59)	(.58)	(.56)	(.55)
Net asset value, end of period	13.81	13.10	13.23	13.50	13.81
Total Return (%)[b]	10.10	3.78	2.35	1.79	2.92
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.99	.98	.99	1.01
Ratio of net expenses to average net assets	.70	.70	.70	.69	.69
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[c]	-	-	-	-
Ratio of net investment income to average net assets	4.37	4.70	4.33	4.05	4.03
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	295,189	95,477	81,428	74,676	3,970
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
cAmount represents less than .01%.

	Year Ended August 31,
Class B Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.11	13.23	13.51	13.81	13.98
Investment Operations:
Investment income--net[a]	.50	.52	.51	.49	.48
Net realized and unrealized gain (loss) on investments	.72	(.11)	(.27)	(.30)	(.16)
Total from Investment Operations	1.22	.41	.24	.19	.32
Distributions:
Dividends from investment income--net	(.52)	(.53)	(.52)	(.49)	(.49)
Net asset value, end of period	13.81	13.11	13.23	13.51	13.81
Total Return (%)[b]	9.48	3.35	1.77	1.36	2.34
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60	1.61	1.54	1.57	1.56
Ratio of net expenses to average net assets	1.20	1.20	1.20	1.19	1.19
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[c]	-	-	-	-
Ratio of net investment income to average net assets	3.89	4.22	3.84	3.57	3.55
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	1,910	1,413	2,385	3,260	600
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
cAmount represents less than .01%.

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Financial Highlights (cont’d)

	Year Ended August 31,
Class C Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.10	13.23	13.50	13.81	13.98
Investment Operations:
Investment income--net[a]	.48	.50	.48	.44	.46
Net realized and unrealized gain (loss) on investments	.71	(.13)	(.27)	(.30)	(.18)
Total from Investment Operations	1.19	.37	.21	.14	.28
Distributions:
Dividends from investment income--net	(.48)	(.50)	(.48)	(.45)	(.45)
Net asset value, end of period	13.81	13.10	13.23	13.50	13.81
Total Return (%)[b]	9.27	3.00	1.59	1.02	2.08
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.72	1.74	1.73	1.74	1.76
Ratio of net expenses to average net assets	1.45	1.45	1.45	1.44	1.44
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[c]	-	-	-	-
Ratio of net investment income to average net assets	3.62	3.93	3.58	3.32	3.29
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	25,610	13,220	8,364	7,549	611
[a]Based on average shares outstanding at each month end.
[b]Exclusive of sales charge.
cAmount represents less than .01%.

	Year Ended August 31,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.10	11.65
Investment Operations:
Investment income--net[b]	.61	.45
Net realized and unrealized gain (loss) on investments	.72	1.45
Total from Investment Operations	1.33	1.90
Distributions:
Dividends from investment income--net	(.62)	(.45)
Net asset value, end of period	13.81	13.10
Total Return (%)	10.35	16.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.96[d]
Ratio of net expenses to average net assets	.46	.45[d]
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[e]	-
Ratio of net investment income to average net assets	4.56	4.91[d]
Portfolio Turnover Rate	20.53	31.77
Net Assets, end of period ($ x 1,000)	8,146	86
[a]From December 15, 2008 (commencement of initial offering) to August 31, 2009.
[b]Based on average shares outstanding at each month end.
cNot annualized.
dAnnualized.
eAmount represents less than .01%.

17

Financial Highlights (cont’d)

	Year Ended August 31,
Class Z Shares	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	13.11	13.23	13.51	13.81	13.98
Investment Operations:
Investment income--net[a]	.62	.62	.62	.59	.59
Net realized and unrealized gain (loss) on investments	.70	(.12)	(.28)	(.30)	(.17)
Total from Investment Operations	1.32	.50	.34	.29	.42
Distributions:
Dividends from investment income--net	(.61)	(.62)	(.62)	(.59)	(.59)
Net asset value, end of period	13.82	13.11	13.23	13.51	13.81
Total Return (%)	10.34	4.12	2.53	2.11	3.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.77	.76	.76	.77
Ratio of net expenses to average net assets	.48	.45	.45	.44	.44
Ratio of interest and expense related to floating rate notes issued to average net assets	.00[b]	-	-	-	-
Ratio of net investment income to average net assets	4.60	4.97	4.58	4.31	4.30
Portfolio Turnover Rate	20.53	31.77	49.59	43.08	17.59
Net Assets, end of period ($ x 1,000)	246,699	232,390	262,246	268,420	192,404
[a]Based on average shares outstanding at each month end.
bAmount represents less than .01%.

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NOTES

19

NOTES

20

NOTES

21

For More Information

Dreyfus AMT-Free Municipal Bond Fund

A series of Dreyfus Municipal Funds, Inc.
SEC file number: 811-6377

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone. Call 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0319P0111

Dreyfus BASIC Municipal
Money Market Fund

Prospectus January 1, 2011

Ticker Symbol: DBMXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	6
General Policies	7
Distributions and Taxes	8
Services for Fund Investors	8
Financial Highlights	10
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Other expenses (including shareholder services fees)	0.12%
Total annual fund operating expenses	0.62%
Fee waiver and/or expense reimbursement*	(0.17)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*The Dreyfus Corporation has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses do not exceed 0.45%.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$181	$329	$758
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal personal income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. In addition, the fund temporarily may invest in high quality, taxable money market instruments, including when the portfolio manager believes acceptable municipal obligations are not available for investment.

Although the fund seeks to provide income exempt from federal income tax, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

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Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the fund’s share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Derivatives risk. Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s shares from year to year. The table shows the average annual total returns of the fund’s shares over time. The fund’s past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)

Best Quarter Q3, 2000: 0.98% Worst Quarter Q4, 2009: 0.01%
The fund’s year-to-date total return as of 9/30/10 was 0.00%.

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Average Annual Total Returns as of 12/31/09
1 Year	5 Years	10 Years
0.42%	2.20%	1.99%
For the fund’s current yield, call toll free 1-800-645-6561.
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $25,000 and the minimum subsequent investment is $1,000. You may sell your shares on any business day by calling 1-800-645-6561 (outside the U.S. 516-794-5452) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal personal income tax, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Fund Details

Goal and Approach

The fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal personal income taxes.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation (at the time of investment), it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund’s portfolio is 60 days and the maximum weighted average life to maturity of the fund’s portfolio is 120 days.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments, including when the portfolio manager believes acceptable municipal obligations are not available for investment.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund’s ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests only in high quality debt securities, any of the fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during

4

such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

• Derivatives risk. Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $301 billion in 195 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.33% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semi-annual shareholder report for the six-months ended February 28, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

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Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in this fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon, Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

The fund’s portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-645-6561 (outside the U.S. 516-794-5452) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $1,000, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares

6

being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $1,000/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-645-6561 (outside the U.S. 516-794-5452) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of

7

the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small Account Policy

If your account falls below $10,000, the fund may ask you to increase your balance. If it is still below $10,000 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the

8

transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

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Financial Highlights

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.011	.025	.033	.028
Distributions:
Dividends from investment income--net	(.000)[a]	(.011)	(.025)	(.033)	(.028)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.01	1.12	2.50	3.32	2.82
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.62	.65	.60	.60	.61
Ratio of net expenses to average net assets	.40	.44	.43	.45	.44
Ratio of net investment income to average net assets	.02	1.15	2.46	3.27	2.76
Net Assets, end of period ($ x 1,000)	186,194	298,064	360,651	339,372	363,231
[a]Amount represents less than $.001 per share.

10

NOTES

11

NOTES

12

NOTES

13

For More Information

Dreyfus BASIC Municipal Money Market Fund

A series of Dreyfus Municipal Funds, Inc.
SEC file number: 811-6377

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone. Call 1-800-645-6561

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0122P0111

Dreyfus BASIC New Jersey Municipal Money Market Fund

Prospectus January 1, 2011

Ticker Symbol: DBJXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
General Policies	8
Distributions and Taxes	9
Services for Fund Investors	9
Financial Highlights	11
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (charged if your account balance is less than $50,000)
Exchange fee	$5.00
Account closeout fee	$5.00
Wire and Dreyfus TeleTransfer redemption fee	$5.00
Checkwriting charge	$2.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Other expenses (including shareholder services fees)	0.19%
Total annual fund operating expenses	0.69%
Fee waiver and/or expense reimbursement*	(0.24)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.45%

*The Dreyfus Corporation has contractually agreed, until January 1, 2012, to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses do not exceed 0.45%.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement by The Dreyfus Corporation. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$197	$360	$836
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes. The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt from only federal income tax, including when the portfolio manager believes acceptable New Jersey municipal obligations are not available for investment.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax.

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Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security’s price to fall, potentially lowering the fund’s share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• State-specific risk. The fund is subject to the risk that New Jersey’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Derivatives risk. Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s shares from year to year. The table shows the fund’s average annual total return over time. The fund’s past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

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Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q4, 2000: 0.94% Worst Quarter Q4, 2009: 0.04%
The fund’s year-to-date total return as of 9/30/10 was 0.12%.

Average Annual Total Returns as of 12/31/09
1 Year	5 Years	10 Years
0.63%	2.28%	2.04%
For the fund’s current yield, call toll free 1-800-645-6561.
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $25,000 and the minimum subsequent investment is $1,000. You may sell your shares on any business day by calling 1-800-645-6561 (outside the U.S. 516-794-5452) or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and New Jersey state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal and New Jersey state personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

3

Fund Details

Goal and Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation (at the time of investment), it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund’s portfolio is 60 days and the maximum weighted average life to maturity of the fund’s portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of the fund’s holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable New Jersey municipal obligations are not available for investment.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund’s yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund’s share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund’s ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. Although the fund invests only in high quality debt securities, any of the fund’s holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund’s net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall

4

dramatically, potentially lowering the fund’s share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund’s net asset value and remaining fund shareholders.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

• Derivatives risk. Derivative securities, such as structured notes, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these securities than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• State-specific risk. The fund is subject to the risk that New Jersey economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $301 billion in 195 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.26% of the fund’s average daily net assets. A discussion regarding the basis for the board’s approving the fund’s management agreement with Dreyfus is available in the fund’s semi-annual shareholder report for the six-months ended February 28, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to

5

comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

6

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in this fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon, Eastern time, on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity.

The fund’s portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-645-6561 (outside the U.S. 516-794-5452) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $25,000 and $1,000, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares

7

being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $5,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $1,000/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-645-6561 (outside the U.S. 516-794-5452) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. The fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of fund shares. Because charges may apply to redemptions and exchanges of fund shares, and because the number of exchanges permitted is limited, the fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of

8

the fund’s shares could increase the fund’s transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund’s primary trading markets are open and the fund’s management determines to do so.

Small Account Policy

If your account falls below $10,000, the fund may ask you to increase your balance. If it is still below $10,000 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal and New Jersey state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For New Jersey state personal income tax purposes, distributions derived from interest on municipal securities of New Jersey issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New Jersey state personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Dreyfus Dividend Sweep

For automatically reinvesting the dividends and distributions from one Dreyfus fund into another, use Dreyfus Dividend Sweep (not available for IRAs). You can set up this service with your application or by calling 1-800-645-6561.

9

Checkwriting Privilege

You may write redemption checks against your account in amounts of $1,000 or more. There is a $2.00 charge for each check written, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. An additional fee will be charged by the transfer agent if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange Privilege

You can exchange shares worth $1,000 or more from one Dreyfus fund into another. You are allowed only four exchanges out of the fund in a calendar year. You can request your exchange in writing, by phone or online. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is a $5.00 exchange fee, unless you meet the $50,000 minimum balance requirement at the time of the transaction. The charge is retained by the fund. You may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application. For accounts with a balance below $50,000, there is a $5.00 fee for Dreyfus TeleTransfer redemptions. The charge is retained by the fund.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus funds, get price and yield information and much more — when it’s convenient for you — by calling 1-800-645-6561. Certain requests may require the services of a representative.

Account Statements

Every Dreyfus fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Dreyfus Financial Centers

Dreyfus offers a full array of investment services and products through Dreyfus Financial Centers. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find out whether a Dreyfus Financial Center is near you, call 1-800-645-6561.

10

Financial Highlights

These financial highlights describe the performance of the fund’s shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

	Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.002	.013	.026	.033	.027
Net realized and unrealized gain (loss) on investments	-	-	.001	-	-
Total from Investment Operations	.002	.013	.027	.033	.027
Distributions:
Dividends from investment income--net	(.002)	(.013)	(.026)	(.033)	(.027)
Dividends from net realized gain on investments	-	-	(.001)	-	-
Total Distributions	(.002)	(.013)	(.027)	(.033)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.17	1.36	2.70	3.30	2.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69	.73	.68	.65	.64
Ratio of net expenses to average net assets	.45	.44	.44	.45	.45
Ratio of net investment income to average net assets	.17	1.33	2.58	3.25	2.75
Net Assets, end of period ($ x 1,000)	79,796	110,242	110,655	103,147	115,191

11

NOTES

12

NOTES

13

For More Information

Dreyfus BASIC New Jersey Municipal Money Market Fund

A series of Dreyfus Municipal Funds, Inc.
SEC file number: 811-6377

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone. Call 1-800-645-6561

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0127P0111

Dreyfus High Yield Municipal Bond Fund

Prospectus January 1, 2011

Class	Ticker
A	DHYAX
C	DHYCX
I	DYBIX
Z	DHMBX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	5
Investment Risks	6
Management	7
Shareholder Guide

Choosing a Share Class	9
Buying and Selling Shares	11
General Policies	14
Distributions and Taxes	15
Services for Fund Investors	16
Financial Highlights	18
For More Information

See back cover.

Fund Summary

Investment Objective

As its primary goal, the fund seeks high current income exempt from federal income tax. As a secondary goal, the fund may seek capital appreciation to the extent consistent with its primary goal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds. More information about these and other discounts is available from your financial professional and in the Shareholder Guide section on page 10 of the prospectus and in the How to Buy Shares section on page B-44 of the fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Z
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00%	none	none
Maximum Redemption Fee (as a percentage of transaction amount charged only when selling shares you have owned for less than 60 days)	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Z
Management fees	.60%	.60%	.60%	.60%
Distribution (12b-1) fees	none	.75%	none	.08%
Other expenses (including shareholder services fees)	.39%	.41%	.13%	.14%
Total annual fund operating expenses	.99%	1.76%	.73%	.82%
*Shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$546	$751	$972	$1,608
Class C	$279	$554	$954	$2,073
Class I	$75	$233	$406	$906
Class Z	$84	$262	$455	$1,014

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You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$546	$751	$972	$1,608
Class C	$179	$554	$954	$2,073
Class I	$75	$233	$406	$906
Class Z	$84	$262	$455	$1,014

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 25.26% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by The Dreyfus Corporation. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds. These bonds typically offer higher yields than investment grade bonds, but involve greater risks, including the possibility of default, and increased market price volatility. The fund may invest up to 10% of its assets in defaulted municipal bonds. The fund may invest up to 50% of its assets in higher quality municipal bonds (those rated AAA/Aaa to A or the unrated equivalent as determined by The Dreyfus Corporation).

The dollar-weighted average maturity of the fund’s portfolio is not restricted, but normally exceeds ten years.

The portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors, based on their apparent values.

Although the fund seeks to provide income exempt from federal income tax, the fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in taxable obligations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The fund’s share price fluctuates, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, a state’s economy and local and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

• Interest rate risk. Prices of municipal bonds tend to move inversely with changes in interest rates. The longer the effective maturity and duration of the fund's portfolio, the more the fund's share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a municipal bond, can cause the bond's price to fall, potentially lowering the fund's share price. To the extent the fund invests in high yield (“junk”) bonds, its portfolio is subject to heightened credit risk.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund's ability to sell such municipal bonds at attractive prices.

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• Non-diversification risk. The fund is non-diversified, meaning that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund’s Class Z shares from year to year. The table compares the average annual total returns of the fund’s shares to those of a broad measure of market performance. The fund’s past performance (before and after taxes) is no guarantee of future results. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class Z

Best Quarter Q3, 2009: 13.47% Worst Quarter Q4, 2008: -17.47%
The year-to-date total return of the fund’s Class Z shares as of 9/30/10 was 9.11%.

After-tax performance is shown only for Class Z shares. After-tax performance of the fund’s other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Performance figures for the fund's Class A, Class C and Class I shares, for periods prior to the inception date of such classes reflect the performance of the fund's Class Z shares adjusted to reflect any applicable sales charge. Such performance figures have not been adjusted, however, to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and Class C shares for such periods may have been lower.

Average Annual Total Returns (as of 12/31/09)
Class (Inception Date)	1 Year	Since Inception
Class Z (9/30/05) returns before taxes	29.94%	2.90%
Class Z returns after taxes on distributions	29.94%	2.87%
Class Z returns after taxes on distributions and sale of fund shares	21.99%	3.24%
Class A (3/15/07) returns before taxes	23.92%	1.69%
Class C (3/15/07) returns before taxes	27.57%	2.29%
Class I (12/15/08) returns before taxes	29.81%	2.87%
Barclays Capital Municipal Bond Fund Index reflects no deduction for fees, expenses or taxes	12.91%	4.42%
Portfolio Management

The fund’s investment adviser is The Dreyfus Corporation. James Welch has served as the fund’s primary portfolio manager since the fund’s inception. Mr. Welch is a portfolio manager for Standish Mellon Asset Management Company LLC, an affiliate of The Dreyfus Corporation, and manages other national and state specific municipal bond funds managed by The Dreyfus Corporation. Mr. Welch is also employee of The Dreyfus Corporation.

3

Purchase and Sale of Fund Shares

In general, the fund’s minimum initial investment is $1,000 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561, or by visiting www.dreyfus.com. You may also send your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55268, Boston, MA 02205-5268.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains. Although the fund seeks to provide income exempt from federal income tax, the fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

Fund Details

Goal and Approach

As its primary goal, the fund seeks high current income exempt from federal income tax. As a secondary goal, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue these goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax.

The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by The Dreyfus Corporation. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as "high yield" or "junk" bonds. These bonds typically offer higher yields than investment grade bonds, but involve greater risks, including the possibility of default, and increased market price volatility. The fund may invest up to 10% of its assets in defaulted municipal bonds. The dollar-weighted average maturity of the fund's portfolio is not restricted, but normally exceeds ten years.

The fund may invest up to 50% of its assets in higher quality municipal bonds (those rated AAA/Aaa to A or the unrated equivalent as determined by The Dreyfus Corporation).

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

• Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market; and

• Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Although the fund seeks to provide income exempt from federal income tax, the fund may invest without limitation in municipal bonds the income from which is subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in taxable obligations.

The fund may invest in residual interest municipal bonds, known as inverse floaters. Inverse floaters are created by depositing municipal bonds in a trust which divides the income stream of the underlying municipal bond into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.

The fund also may invest in municipal mortgage-backed securities and collateralized debt obligations (CDOs), which include collateralized bond obligations, collateralized loan obligations and other similarly structured securities. Municipal mortgage-backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single family homes or to finance multifamily housing. CDOs are asset-backed securities. The fund also may invest in securities issued by entities whose underlying assets are municipal bonds.

The fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to securities, indexes and interest rates), as a substitute for investing directly in an underlying asset, to increase returns, to manage credit or interest rate risk, or as part of a hedging strategy. The fund also may enter into swap agreements, such as interest rate swaps and credit default swaps. Swap agreements can be used to transfer the credit risk of a security without actually transferring ownership of the security or to customize exposure to particular credits. Credit default swap is a derivative instrument whereby the buyer makes fixed, periodic premium payments to the seller in exchange for being made whole on an agreed-upon amount of principal should the specified reference entity (i.e., the issuer of a particular security) experience a “credit event” (e.g., failure to pay interest or principal, bankruptcy or restructuring).

The fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions.

5

Investment Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

• Municipal bond market risk. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

• Interest rate risk. Prices of bonds tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect bond prices and, accordingly, the fund’s share price. The longer the effective maturity and duration of the fund’s portfolio, the more the fund’s share price is likely to react to interest rates.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a bond, can cause a bond’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s ability to make principal and interest payments. The prices of high yield bonds can fall dramatically in response to bad news about the issuer or its industry, or the economy in general.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the fund’s share price may fall dramatically, even during periods of declining interest rates. Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The secondary market for certain municipal bonds tends to be less well developed or liquid than many other securities markets, which may adversely affect the fund’s ability to sell such municipal bonds at attractive prices.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, the fund is subject to the following additional risks:

• Call risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, the fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund’s performance to be more or less sensitive to developments affecting those companies, industries or sectors.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

• Prepayment and extension risk. When interest rates fall, the principal on mortgage-backed and certain asset-backed securities may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield, or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s

6

other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments’ terms. Certain types of derivatives involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk. Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.Certain derivatives may cause taxable income.

• Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, investing in inverse floaters, and engaging in forward commitment transactions, may cause taxable income may magnify the fund’s gains or losses.

• Other potential risks. The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities or money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $301 billion in 195 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.60% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management fee is available in the fund's semi-annual report for the six months ended February 28, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $24.4 trillion in assets under custody and administration and $1.14 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

James Welch has been the fund’s primary portfolio manager since the fund’s inception. Mr. Welch manages a number of national and state-specific municipal bond funds managed by Dreyfus, where he has been employed since 2001. Mr. Welch is a portfolio manager for Standish Asset Management Company LLC, an affiliate of Dreyfus, where he has been employed since April 2009.

The fund’s Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. The fund pays MBSC a Rule 12b-1 distribution fee for financing the sale and distribution of the fund's Class C shares and reimburses MBSC up to 0.25% for distributing Class Z shares, servicing Class Z shareholder accounts, and advertising and marketing with respect to Class Z shares. The fund also pays MBSC a shareholder services fee of 0.25% (which may be used to pay third parties) for the provision of shareholder services to Class A and C shares.Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund’s total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus’ or MBSC’s own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as “revenue sharing.” From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals,

7

tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code’s preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

8

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus. Consult a representative of your financial institution for further information.

This prospectus offers Class A, C, I, and Z shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge: to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares. A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends. Because the Rule 12b-1 fee is paid out of the fund’s assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows. You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge (see “Sales charge reductions and waivers”). Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an upfront sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

• plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

• qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Class Z shares), Class A shares will always be the most advantageous choice.

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	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value
Less than $50,000	4.50	4.71
$50,000 to less than $100,000	4.00	4.17
$100,000 to less than $250,000	3.00	3.09
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

• Rights of accumulation. You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge. For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

• Letter of intent. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

• Combine with family members. You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See “How to Buy Shares” in the SAI.)

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

• full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

•  board members of Dreyfus and board members of the Dreyfus Family of Funds

• full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund’s distributor

• “wrap” accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund’s distributor specifying operating policies and standards

• qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts

• qualified investors who (i) purchase Class A shares directly through the fund’s distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Dreyfus Fund since on or before February 28, 2006

• investors with cash proceeds from the investor’s exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund’s distributor specifically

10

relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor’s spouse or minor children become eligible to purchase Class A shares of the fund at NAV, whether or not using the proceeds of the employment-related stock options

• members of qualified affinity groups who purchase Class A shares directly through the fund’s distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares. However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%. Over time, the Rule 12b-1 fees may cost you more than paying an initial sales charge on Class A shares. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class that charges an initial sales charge. There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

• bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients

• law firms or attorneys acting as trustees or executors/administrators

• foundations and endowments that make an initial investment in the fund of at least $1 million

• advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

Class Z Shares

Class Z shares generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for their shares of certain other Dreyfus Funds as a result of the reorganization of such funds and to existing shareholders of the fund who have continuously maintained a fund account since the date the fund’s shares were classified as Class Z.

Class Z shares are subject to an annual shareholder services fee of up to .25%.

CDSC Waivers

The fund’s CDSC may be waived in the following cases:

• permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

• redemptions made within one year of death or disability of the shareholder

• redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

• redemptions made through the fund’s Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

Buying and Selling Shares

Dreyfus generally calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices. Dreyfus generally values fixed income investments based on values supplied by an independent pricing service approved by the fund’s board. The pricing service’s procedures are reviewed under the general supervision of the board. If market quotations or prices from a pricing service are not readily available, or are determined not to reflect accurately

11

fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund’s board. Fair value of investments may be determined by the fund’s board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service. Using fair value to price investments may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. Funds that seek tax-exempt income are not recommended for purchase in IRAs or other qualified retirement plans. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund’s NAV on days when investors have no access to the fund.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund’s shares. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV. If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors. Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund’s NAV by short-term traders. While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Please see “Shareholder Guide — General Policies” for further information about the fund’s frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund’s distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

Attn: Institutional Processing

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the above address.

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-554-4611 (inside the U.S. only) for more information. Holders of Class Z shares should call 1-800-645-6561.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Holders of Class Z shares should call 1-800-645-6561.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus’ automatic investment services made available to the fund on your account application or service application. See “Services for Fund Investors.”

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $1,000 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers’ checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund’s transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or

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the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends. As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for additional details.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

• the fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail. To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55268

Boston, MA 02205-5268

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-554-4611 (inside the U.S. only) or visit www.dreyfus.com to request your transaction. Holders of Class Z shares should call 1-800-645-6561.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-554-4611 (inside the U.S. only) for instructions on how to establish the Dreyfus Automatic Withdrawal Plan. Holders of Class Z shares should call 1-800-645-6561.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

Redemption Fee

Frequent trading can disrupt the fund’s investment program and create additional costs for long term shareholders. For these reasons, the fund assesses a 2% fee on redemptions (including exchanges) of fund shares held for less than 60 days. The redemption fee is paid directly to the fund and is designed to offset brokerage commissions, market impact, and other costs associated with frequent trading.

Subject to the exceptions described below, you will be subject to the fee, whether you are holding shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, record keeper for retirement plan participants, or any other third party. If you hold your shares through an intermediary’s omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The fund will use the “first-in, first-out” method to determine the holding period for the shares sold. Under this method, shares held the longest will be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated

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rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions; (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by the fund; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed from Coverdell Education Savings Accounts to pay qualified education expenses; (10) redeemed from 529 Plans; and (11) converted from one share class to another in the fund.

In addition, the fund will not impose redemption fees on certain types of retirement plan transactions processed through a participant recordkeeping system supported by Dreyfus or through third party record keepers. These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) redemptions by plan participants of investments made on their behalf into Qualified Default Investment Alternatives (“QDIAs”); (4) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (5) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options and plan termination or merger; (6) shares redeemed for loans, or following a hardship specified in the retirement plan documents; and (7) forfeitures or redemptions in connection with a participant’s termination of employment.

The fund may waive redemption fees for certain retirement plans that have implemented automated processes or other procedures to prevent frequent trading. Such waivers require the written approval of the fund.

The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled.

While the fund seeks to apply its redemption fee policy to all accounts, the fund cannot assure that all intermediaries will properly assess the fees in omnibus accounts. In addition, due to operational limitations or restrictions, retirement plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

General Policies

Unless you decline teleservice privileges on your application, the fund’s transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund’s transfer agent takes reasonable measures to confirm that instructions are genuine.

The fund is designed for long-term investors. Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, Dreyfus and the fund’s board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations. Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• “redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund’s assets)

• refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus’ view, is likely to engage in frequent trading

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More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading. When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading. Dreyfus considers the investor’s trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests. If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day. Dreyfus may also temporarily or permanently bar such investor’s future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade. At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Dreyfus’ ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited. However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts. If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund’s policy. At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy. If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV. As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage). This type of frequent trading may dilute the value of fund shares held by other shareholders. Dreyfus has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any

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losses) to shareholders as capital gain distributions. The fund normally pays dividends monthly and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all dividends paid to you will be exempt from federal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone’s tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000. Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges. Holders of Class Z shares also may request an exchange in writing, by phone or online.

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Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative. Shares held in an IRA or Education Savings Account may not be redeemed through the Dreyfus TeleTransfer privilege.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

Upon written request, you can reinvest up to the number of Class A shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Checkwriting Privilege

You may write redemption checks against your account for Class Z shares in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561. Certain requests require the services of a representative.

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Financial Highlights

These financial highlights describe the performance of the fund’s Class A, C, I, and Z shares for the fiscal periods indicated. “Total return” shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report, which is available upon request.

	Year Ended August 31,
Class A Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.64	12.05	12.90	13.63
Investment Operations:
Investment income—net[b]	.61	.65	.66	.28
Net realized and unrealized gain (loss) on investments	1.08	(1.41)	(.86)	(.72)
Total from Investment Operations	1.69	(.76)	(.20)	(.44)
Distributions:
Dividends from investment income--net	(.59)	(.65)	(.65)	(.29)
Net asset value, end of period	11.74	10.64	12.05	12.90
Total Return (%)[c]	16.31	(5.80)	(1.67)	1.57[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.99	1.02	1.02	1.27[e]
Ratio of net expenses to average net assets[f]	.99	1.02	1.02	1.27[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[g]	.05	.23[e]
Ratio of net investment income to average net assets	5.37	6.40	5.28	4.51[e]
Portfolio Turnover Rate	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	70,607	58,931	59,169	27,948
[a]From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
dNot annualized.
eAnnualized.
fExpense waiver and/or reimbursements amounted to less than .01%.
g Amount represents less than .01%.

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Financial Highlights (cont’d)

	Year Ended August 31,
Class C Shares	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.66	12.06	12.91	13.63
Investment Operations:
Investment income--net[b]	.52	.57	.57	.23
Net realized and unrealized gain (loss) on investments	1.08	(1.41)	(.87)	(.71)
Total from Investment Operations	1.60	(.84)	(.30)	(.48)
Distributions:
Dividends from investment income--net	(.51)	(.56)	(.55)	(.24)
Net asset value, end of period	11.75	10.66	12.06	12.91
Total Return (%)[c]	15.31	(6.45)	(2.43)	1.27[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.80	1.80	1.99[e]
Ratio of net expenses to average net assets[f]	1.76	1.80	1.80	1.99[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[g]	.05	.23[e]
Ratio of net investment income to average net assets	4.60	5.63	4.53	3.69[e]
Portfolio Turnover Rate	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	32,647	29,579	30,730	9,397
[a]From March 15, 2007 (commencement of initial offering) to August 31, 2007.
[b]Based on average shares outstanding at each month end.
[c]Exclusive of sales charge.
dNot annualized.
eAnnualized.
fExpense waiver and/or reimbursements amounted to less than .01%.
g Amount represents less than .01%.

	Year Ended August 31,
Class I Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	10.63	9.15
Investment Operations:
Investment income--net[b]	.66	.49
Net realized and unrealized gain (loss) on investments	1.05	1.46
Total from Investment Operations	1.71	1.95
Distributions:
Dividends from investment income--net	(.62)	(.47)
Net asset value, end of period	11.72	10.63
Total Return (%)	16.50	21.80[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	1.17[d]
Ratio of net expenses to average net assets	.72	.75[d]
Ratio of net investment income to average net assets	5.57	6.69[d]
Portfolio Turnover Rate	25.26	28.94
Net Assets, end of period ($ x 1,000)	8,577	21
[a]From December 15, 2008 (commencement of initial offering) to August 31, 2009.
[b]Based on average shares outstanding at each month end.
cNot annualized.
dAnnualized.

19

Financial Highlights (cont’d)

	Year Ended August 31,
Class Z Shares	2010	2009	2008	2007[a]	2006[b]
Per Share Data ($):
Net asset value, beginning of period	10.65	12.05	12.91	13.34	12.50
Investment Operations:
Investment income--net[c]	.63	.67	.67	.63	.57
Net realized and unrealized gain (loss) on investments	1.09	(1.41)	(.87)	(.39)	.82
Total from Investment Operations	1.72	(.74)	(.20)	.24	1.39
Distributions:
Dividends from investment income--net	(.62)	(.66)	(.66)	(.63)	(.55)
Dividends from net realized gain on investments	-	-	-	(.04)	-
Total Distributions	(.62)	(.66)	(.66)	(.67)	(.55)
Net asset value, end of period	11.75	10.65	12.05	12.91	13.34
Total Return (%)	16.44	(5.64)	(1.59)	1.65	11.35[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.85	.97	1.24	1.24[e]
Ratio of net expenses to average net assets	.82[f]	.84	.97[f]	1.24[f]	1.18[e]
Ratio of interest and expense related to floating rate notes issued to average net assets	-	.00[g]	.05	.23	.07[e]
Ratio of net investment income to average net assets	5.58	6.59	5.32	4.62	4.68[e]
Portfolio Turnover Rate	25.26	28.94	76.05	55.80	74.52
Net Assets, end of period ($ x 1,000)	113,547	122,871	152,058	126,390	80,330
[a]The fund commenced offering three classes of shares on March 15, 2007. The existing shares were redesignated class Z and the fund added Class A and Class C shares.
[b]From September 30, 2005 (commencement of operations) to August 31, 2006.
cBased on average shares outstanding at each month end.
dNot annualized.
eAnnualized.
fExpense waiver and/or reimbursements amounted to less than .01%.
g Amount represents less than .01%.

20

NOTES

21

For More Information

Dreyfus High Yield Municipal Bond Fund

A series of Dreyfus Municipal Funds, Inc.
SEC file number: 811-6377

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund’s performance, lists portfolio holdings and contains a letter from the fund’s manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund’s performance during the last fiscal year. The fund’s most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the fund’s SAI.

To obtain information:

By telephone. Call 1-800-554-4611, or, if you own Class Z shares, 1-800-645-6561

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC’s Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 6165P0111

DREYFUS MUNICIPAL FUNDS, INC.

DREYFUS AMT-FREE MUNICIPAL BOND FUND

CLASS/TICKER:   A/DMUAX, B/DMUBX, C/DMUCX, I/DMBIX, Z/DRMBX

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus AMT-Free Municipal Bond Fund (the "Fund"), a series of Dreyfus Municipal Funds, Inc. (the "Company"), dated January 1, 2011, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556‑0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares should call        1-800-645-6561).

            The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

Page

Description of the Company and Funds

Management of the Company and Fund

Management Arrangements

How to Buy Shares

Distribution Plan and Shareholder Services Plans

How to Redeem Shares

Shareholder Services

Determination of Net Asset Value

Dividends, Distributions And Taxes

Portfolio Transactions

Information About the Company and Funds

Counsel and Independent Auditors

Appendix A

B-2 B-19 B-30 B-36 B-43 B-44 B-49 B-53 B-54 B-56 B-59 B-60 B-61

DESCRIPTION OF THE COMPANY AND FUND

            The Company is a Maryland corporation that commenced operations on December 16, 1991.  The Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund.  As a municipal bond fund, the Fund invests in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

            The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

            MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

            The following information supplements and should be read in conjunction with the Fund's Prospectus.

            Municipal Bonds.  As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds.  To the extent acceptable Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities that are subject to Federal personal income tax.  Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Bonds are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Bonds bear fixed, floating or variable rates of interest, which are determined, in some instances, by formulas under which the Municipal Bond's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bonds and purchased and sold separately.

            The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the Federal alternative minimum tax ("AMT").  The Fund currently will not purchase Municipal Bonds, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT even though the interest will continue to be fully tax-exempt for Federal income tax purposes.

Certain Tax Exempt Obligations.  The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amount borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests.  The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements).  A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond.  These instruments may have fixed, floating or variable rates of interest.  If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities.  For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest.  As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations in which the Fund may invest may contain "non‑appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non‑appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the Company's Board.  Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company's Board has directed the Manager to consider: (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.

Tender Option Bonds.  The Fund may purchase tender option bonds.  A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund.  Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism.  The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments.  The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class.  The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds.  The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value.  These custodial receipts are sold in private placements.  The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Inverse Floaters.  The Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters").  An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the Fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

            Inverse floaters typically are derivative instruments created by depositing Municipal Bonds in a trust which divides the bond's income stream into two parts: a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.  The Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds.  In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, the Fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as liabilities of the Fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds.  The Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  For zero coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Ratings of Municipal Bonds.  The Fund will invest at least 65% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated no lower than A by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies") or, if unrated, deemed to be of comparable quality by the Manager.  The Fund may invest up to 35% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated lower than A by the Rating Agencies and as low as the lowest rating assigned by a Rating Agency.  The Fund may invest in short-term Municipal Bonds which are rated in the two highest rating categories by a Rating Agency.  Although there is no current intention of doing so, the Fund may invest in Municipal Bonds rated C by Moody's or D by S&P or Fitch, which is the lowest rating assigned by such Rating Agencies and indicates that the Municipal Bond is in default and payment of interest and/or repayment of principal is in arrears.  The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 65% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.

            The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended August 31, 2010, computed on a monthly basis, was as follows:

Fitch	or	Moody's	or	S&P	Percentage of Value

AAA		Aaa		AAA	34.3%
AA		Aa		AA	21.1%
A		A		A	25.7%
BBB		Baa		BBB	8.2%
BB		Ba		BB	2.4%
B		B		B	0.2%
F1+/F1		MIG 1/VMIG1		SP1+/SP-1	0.4%
Not Rated		Not Rated		Not Rated	7.7%(1)
					100.0%

________________

(1)    Included in the Not Rated category are securities comprising  7.7%  of the Fund's market value which, while not rated, have  been determined by the Manager to be of comparable quality to securities rated as follows: Aaa/AAA (1.2%), A/A (0.7%), Baa/BBB (2.7%), Ba/BB (2.6%), and B/B (0.5%).

Subsequent to its purchase by the Fund, an issue of rated Municipal Bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require the sale of such Municipal Bonds by the Fund, but the Manager will consider such event in determining whether the Fund should continue to hold the Municipal Bonds.  To the extent that the ratings given by a Rating Agency for Municipal Bonds may change as a result of changes in such organization or its rating system, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund's Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Investment Companies.  The Fund may invest in securities issued by other investment companies.  Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above. See "Lending Portfolio Securities."

Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective.  Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See "Dividends, Distributions and Taxes."  Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments.  Under normal market conditions, the Company anticipates that not more than 5% of the value of the Fund's total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.  The Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Derivatives.  The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  Examples of derivative instruments the Fund may use (in addition to inverse floaters) include options contracts, futures contracts, options on futures contracts, and swap agreements.  The Fund's portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over- the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, or other economic variable. Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor the Fund will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions—In General.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.

            Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

            The Fund may enter into futures contracts in U.S. domestic markets.  Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

            Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  The Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

            The Fund may purchase and sell municipal bond index futures contracts. Municipal bond index futures contracts are based on an index of Municipal Bonds.  The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds.  The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options—In General.  The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options.  The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

            The Fund may purchase cash-settled options on interest rate swaps, described below, in pursuit of its investment objective.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by the Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates.  To the extent the Manager's predictions are incorrect, the Fund may incur losses.

Swap Transactions and Other Credit Derivatives.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, credit default swaps, and index swap agreements and other credit derivative products, to seek to mitigate risk, manage maturity and duration, reduce portfolio turnover, or obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return.  The Fund also may enter into options on swaps, sometimes called "swaptions." Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buying or writing options.

            Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of credit default swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

            Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

            A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

            Interest rate swaps are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

            The Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

            The Fund may invest in credit linked securities issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a Municipal Bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

            The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. In addition, it is possible that developments in the credit derivatives market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap or other credit derivative agreements or to realize amounts to be received under such agreements.

            The Fund will enter into swap and other credit derivatives transactions only when the Manager believes it would be in the best interests of the Fund to do so. In addition, the Fund will enter into swap and other credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Indexed and Inverse Floating Rate Securities.  The Fund may invest in securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates.  Interest and principal payable on certain securities also may be based on relative changes among particular indices.  The Fund also may invest in so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index).  The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts.  Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed-rate securities increase or decrease in response to such changes.  As a result, the market values of such securities generally will be more volatile than the market values of fixed-rate securities.  Investments in such obligations may be illiquid.

Future Developments.  The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.  Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Short Selling.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  The Fund may make a short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.  The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of sale.  At no time will the Fund have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will:  (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Stand-By Commitments.  The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  The Fund also may acquire call options on specific Municipal Bonds.  The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity.  The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

Forward Commitments.  The Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Investing in Municipal Bonds.  The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state.  As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Lower Rated Bonds.  The Fund may invest up to 35% of the value of its net assets in higher yielding (and, therefore, higher risk) debt securities, rated Ba by Moody's or BB by S&P or Fitch, or as low as the lowest rating assigned by a Rating Agency (commonly known as "high yield" or "junk" bonds).  They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated municipal securities.  See "Appendix" for a general description of the Rating Agencies' ratings of municipal securities.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds.  The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

            The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time.  These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Manager's judgment may play a greater role in valuation because less reliable objective data may be available.

These bonds may be particularly susceptible to economic downturns.  An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities.  It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

The Fund may acquire these bonds during an initial offering.  Such securities may involve special risks because they are new issues.  The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which the Fund may invest up to 5% of its total assets.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

            Non-Diversified Status.  The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities.

Investment Restrictions

The Fund's investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies.  Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. The Fund may not:

1.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Bonds and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

3.         Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

4.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.         Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

6.         Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

7.         Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

8.         Purchase securities other than Municipal Bonds and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund's Prospectus.

9.         Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

10.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed‑delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

11.       Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and Statement of Additional Information.

12.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described in the Fund's Prospectus on less than seven days' notice and as to which there is no secondary market), if, in the aggregate, more than 15% of its net assets would be so invested.

13.       Invest in companies for the purpose of exercising control.

*      *     *

For purposes of Investment Restriction No. 1, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUND

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997 - present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 - 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (2006)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 - 2006)	N/A

Gordon J. Davis (69) Board Member (1995)	Partner in the law firm of Dewey & LeBoeuf, LLP	Consolidated Edison, Inc., a utility company, Director (1997 - present) The Phoenix Companies, Inc., a life insurance company, Director (2000 - present)

Joni Evans (68) Board Member (1985)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994-2006)

N/A

Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)

Richard C. Leone (70) Board Member (2006)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	Partnership for a Secure America, Director

Hans C. Mautner (73) Board Member (2006)	President – International Division and an Advisory Director of Simon Property Group, a real estate investment company Chairman and Chief Executive Officer of Simon Global Limited	N/A

Robin A. Melvin (47) Board Member (2006)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - present)	N/A

Burton N. Wallack (60) Board Member (1991)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (60) Board Member (2006)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 - present)

            Each Board member has been a Board member of Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular dystrophy Association.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of  Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for elections or appointment by the Board and for election by shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments.  The Company's audit committee met four times and the compensation committee and nominating committee met once during the fiscal year ended August 31, 2010.  The Company's pricing committee did not meet during the fiscal year ended August 31, 2010.

            The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	None
William Hodding Carter III	None	$10,001- $50,000
Gordon J. Davis	None	Over $100,000
Joni Evans	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	$50,001-$100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

             Effective January 1, 2010, the Company pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising 30 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member	Aggregate Compensation From the Company*	Total Compensation From the Company and Fund Complex Paid to Board Member(**)
Joseph S. DiMartino	$5,067	$873,427 (192)
David W. Burke	$4,054	$395,190 (95)
William Hodding Carter III	$4,054	$85,000 (31)
Gordon J. Davis	$4,054	$139,192 (48)
Joni Evans	$3,863	$88,100 (31)
Arnold S. Hiatt***	$1,362	$31,750 (31)
Ehud Houminer	$3,863	$221,500 (67)
Richard C. Leone	$4,054	$88,600 (31)
Hans C. Mautner	$3,711	$82,600 (31)
Robin A. Melvin	$3,863	$88,600 (31)
Burton N. Wallack	$4,054	$89,100 (31)
John E. Zuccotti	$3,863	$88,100 (31)

_______________________

*      Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,038 for the Fund.

**    Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

***  Emeritus Board member since May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by The Manager.  She is 40 years old and has been an employee of The Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios).  From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

            The Company's Board members and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on December 7, 2010.

            As of December 7, 2010, the following shareholders were known by the Company to own of record 5% or more of the indicated Class of the Fund's outstanding voting securities:

Class A

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	10.5164%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.9441%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	8.5693%

Merrill Lynch 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246	7.5946%

Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001-2402	5.0653%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.4696%

Class B

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	17.3949%

Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	11.5350%

Jason L. Finkle & Patricia M. Finkle 2645 Bedford Road Ann Arbor, MI 48104-4009	8.6430%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.6696%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	8.3943%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	6.0024%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	5.6099%

Class C

Merrill Lynch 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246	28.7491%

UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	9.4595%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	11.1047%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.4622%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.2006%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	6.5551%

Citigroup Global Markets, Inc. 333 West 34th Street - 3rd Floor New York, NY 10001-2402	5.2691%

Class I

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	52.7321%

Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	44.9952%

            There were no holders of Class Z shares as of December 7, 2010.

            A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Management Agreement. The Manager provides management services to the Fund pursuant to a Management Agreement (the "Agreement") between the Company and the Manager.  The Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons"(as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager.  The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Company.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Managers.  The Manager provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities.  The Fund's portfolio managers are Steven Harvey and James Welch, each of whom is employed by Dreyfus and Standish Mellon Asset Management Company LLC (“Standish”), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  The Manager and/or its affiliates also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

            The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by the Fund.  The Code of Ethics subjects its personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Manager Compensation.  The portfolio managers are compensated by Standish and not by the Fund. Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan.  Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

            Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

            Under the long-term incentive plan, restricted BNY Mellon stock and phantom Standish stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

Additional Information About the Portfolio Managers.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio managers and assets under management in those accounts as of the end of the Fund's fiscal year, unless otherwise noted:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed
James Welch (as of 8/31/09)	9	$5,087 Million	1	$512 Million	20	$518 Million
Steven Harvey (as of 12/9/09)	3	$1,153 Million	1	$279 Million	49	$799 Million

None of the accounts are subject to a performance-based advisory fee.

            The dollar range of Fund shares beneficially owned by the primary portfolio managers are as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
James Welch	None
Steven Harvey	None

           Portfolio managers at Dreyfus may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.   Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio manager may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio manager may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

            Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of initial public offerings, and compliance with Dreyfus' Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of the Fund that in making investment decisions for the Fund it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Fund, are borne by the Company, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to the Fund, include, without limitation, the following:  taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and corporate meetings, and any extraordinary expenses.  Expenses attributable to the Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Fund and any other series of the Company on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of the Fund and any such other series.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Class A, Class B, Class C and Class Z shares are subject to an annual shareholder services fee, and Class B and Class C shares are subject to an annual distribution fee.  See "Distribution Plan and Shareholder Services Plans."  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders

As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets. For the fiscal years ended August 31, 2008, 2009 and 2010, the management fees payable, reduction in fees and net fees paid by the Fund were as follows:

Management Fee Payable		Reduction in Fee			Net Fees Paid by Fund
2008	2009	2010	2008	2009	2010	2008	2009	2010
$2,088,912	$1,917,702	$2,858,028	$1,032,311	$993,574	$1,254,970	$1,056,601	$924,128	$1,603,058

The Manager has agreed that, if in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, brokerage fees, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

            The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC"), and Class C shares at the time of purchase from its own assets.  The Distributor also compensated certain Service Agents for selling Class B shares at the time of purchase from its own assets when the Fund offered Class B shares; the Fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges.  The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Funds shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.  The Distributor generally paid Service Agents on new investments of Class B shares made through such Service Agents a commission of 4% of the net asset value of such shares purchased by their clients.  With respect to Class B shares of the Fund subject to a CDSC or Distribution Plan issued to shareholders in exchange for shares originally issued by a series of The Bear Stearns Funds (the "Acquired Fund"), the proceeds of any CDSC and fees pursuant to the Distribution Plan with respect to such Class B shares are payable to the Acquired Fund's former distributor to defray the expenses it incurred in connection with the sale of such shares when originally issued by the Acquired Fund.

            The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A, Class B and Class C shares, for the fiscal years ended August 31, 2008, 2009 and 2010, are set forth below.

Share Class	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010
Class A	$2,217	$17,444	$16,260
Class B	$1,067	$3,393	$5,005
Class C	$242	$2,722	$7,734

            The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, is the Fund's custodian.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from the Fund based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

HOW TO BUY SHARES

            General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Class A and Class C shares of the Fund may be purchased only by clients of Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.

            The Company reserves the right to reject any purchase order. The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Company will not accept cash, travelers' checks, or money orders as payment for shares.

            Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements—Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) law firms or attorneys acting as trustees or executors/administrators, (iii) foundations and endowments that make an initial investment in the Fund of at least $1 million, and (iv) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

            Class Z shares are offered only to shareholders of the Fund who have continuously maintained a Fund account since March 30, 2003.  In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund on March 30, 2003 may open new accounts in Class Z of the Fund on behalf of "wrap accounts" or similar programs.  Class Z shares generally are not available for new accounts. Class Z shares are offered to certain funds in the Dreyfus family of Funds.

            As of June 1, 2006 (the "Effective Date"), Class B shares of the Fund are offered only in connection with dividend reinvestment and exchanges of Class B shares of certain other Dreyfus funds or shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. held in an Exchange Account (as defined under "Shareholder Services—Fund Exchanges") as a result of a previous exchange of Class B shares.  No new or subsequent investments, including through automatic investment plans, are allowed in Class B shares of the Fund, except through dividend reinvestment or permitted exchanges.  If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load.  For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated CDSC schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect.

            Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.  It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

            When purchasing Fund shares, you must specify which Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the Fund's Prospectus for a further discussion of those factors.

            In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

            For Class A, Class C, Class I and Class Z shares of the Fund, the minimum initial investment is $1,000.  Subsequent investments in the Fund must be at least $100.  The initial investment must be accompanied by the Account Application.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee accounts or other fee-based programs.  The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

            The minimum initial investment through an exchange for Class B shares of the Fund is $1,000. Subsequent exchanges for Class B shares of the Fund must be at least $500.

Class A, Class C, Class I and Class Z shares of the Fund also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, described under "Shareholder Services."  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares.  The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 to less than $500,000	2.50	2.56	2.25
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more ___________	-0-	-0-	-0-
* Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.  See "Management Arrangements—Distributor."

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k), and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of the Fund's Class A shares.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value per share at August 31, 2010:

Net Asset Value per Share	$13.81
Per Share Sales Charge - 4.50% of offering price (4.70% of net asset value per share)	$0.65
Per Share Offering Price to the Public	$14.46

            Dealers' Reallowance—Class A Shares.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor."

Class A Shares Offered at Net Asset Value.  Full-time employees of Financial Industry Regulatory Authority ("FINRA") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value without a sales load to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus managed fund, since on or before February 28, 2006.

            Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

            Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Right of Accumulation—Class A Shares.  Reduced sales loads apply to any purchase of Class A shares, by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.  If, for example, you previously purchased and still hold shares of the Fund or shares of certain other funds advised by Dreyfus that are subject to a front-end sales load or CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

Class B Shares.  Class B shares of the Fund are offered only in connection with dividend reinvestment and permitted exchanges of Class B shares of certain other funds.  The public offering price for such Class B shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of dividend reinvestment or exchange.  A CDSC is imposed on certain redemptions of Class B shares as described in the Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares."

Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class.  Class B shares of the Fund that have been acquired through the reinvestment of the Fund's dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of the Fund's dividends and distributions.

Class B shares of the Fund acquired by shareholders in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003 are subject to different CDSC and conversion to Class A schedules.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class B Shares."

Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge—Class C Shares."

Class I Shares.  The public offering price for Class I shares is the net asset value per share of that Class.

Class Z Shares.  The public offering price for Class Z shares is the net asset value per share of that Class.  Class Z shares generally are not available for new accounts.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

            Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds") and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following  receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege.  You may purchase Class A, Class C, Class I and Class Z shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

Reopening an Account.  You may reopen an account with a minimum investment of $1,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

            Class B and Class C shares are subject to a Distribution Plan and Class A, Class B, Class C and Class Z shares are subject to a Shareholder Services Plan.

            Distribution Plan.  Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to the Fund's Class B and Class C shares, pursuant to which the Fund pays the Distributor for distributing each such Class of shares a fee at the annual rate of 0.50% of the value of the average daily net assets of Class B shares and 0.75% of the value of the average daily net assets of Class C shares.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and holders of Class B and Class C shares.

            A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class B or Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan.  As to each of Class B and Class C, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.

            For the fiscal year ended August 31, 2010, the Fund paid the Distributor, with respect to Class B and Class C shares, $8,369 and $153,965, respectively, pursuant to the Distribution Plan.

Shareholder Services Plans.  The Company has adopted separate Shareholder Services Plans, pursuant to which the Fund (i) pays the Distributor for the provision of certain services to the holders of Class A, Class B and Class C shares a fee at the annual rate of 0.25% of the value of the average daily net assets of each such Class ,and (ii) reimburses the Distributor for certain allocated expenses of providing such services with respect to Class Z shares an amount not to exceed an annual rate of 0.25% of the value of the average daily net assets of Class Z shares.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan with respect to Class A, Class B and Class C, the Distributor may make payments to certain Service Agents in respect of these services.

            A quarterly report of the amounts expended under each Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, each Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  Each Shareholder Services Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to the relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

            For the fiscal year ended August 31, 2010, the Fund paid the Distributor, with respect to Class A, Class B, Class C, and Class Z shares, $529,590, $4,185, $51,321, and $105,659, respectively, pursuant to the applicable Shareholder Services Plan.

HOW TO REDEEM SHARES

            General.  If you hold more than one Class of Fund shares, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder® order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Contingent Deferred Sales Charge—Class B Shares.  A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption.  No CDSC will be imposed to the extent that the net asset value of the Class B shares of the Fund redeemed does not exceed (i) the current net asset value of the Class B shares of the Fund acquired through reinvestment of Fund dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares.  Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

The following table sets forth the rates of the CDSC and the conversion to Class A schedule for Class B shares, except for certain Class B shares issued in exchange for shares originally issued by the Acquired Fund described below:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	4.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00*

______________

* These Class B shares will automatically convert into Class A shares approximately six years after the date of purchase.

            The following table sets forth the rates of the CDSC payable to the Acquired Fund's former distributor and the conversion to Class A schedule for Class B shares of the Fund issued in exchange for Class B shares originally issued by the Acquired Fund before December 1, 2003:

Year Since Purchase Payment Was Made	CDSC as a % of Amount Invested or Redemption Proceeds (whichever is less)

First	5.00
Second	4.00
Third	3.00
Fourth	3.00
Fifth	2.00
Sixth	1.00
Seventh	0.00
Eighth	0.00**

_________________

** These Class B shares will automatically convert into Class A shares a the end of the calendar quarter that is eight years after the initial purchase of the Class B shares of the Acquired Fund (applies to such Class B shares originally issued by the Acquired Fund before December 1, 2003).

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Class B shares of the Fund acquired pursuant to the reinvestment of Fund dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years (eight years for certain shares issued in exchange for shares originally issued by the Acquired Fund); and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends.  During the second year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

Contingent Deferred Sales Charge—Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase.  The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares.  See "Contingent Deferred Sales Charge--Class B Shares" above.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Checkwriting Privilege—Class A and Class Z Only.  The Fund provides redemption checks ("Checks") to investors in Class A shares automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class A or Class Z shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder‑transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the Class A or Class Z shares in your account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time) are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A shares reinvested.  The Reinvestment Privilege may be exercised only once.

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  See "How to Buy Shares--Dreyfus TeleTransfer Privilege."

            Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

            To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature‑Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of such funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.         Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.         Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

 E.        Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by the Manager.  The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares from an Exchange Account only can be made into Class B shares of funds in the Dreyfus Family of Funds.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account.  Upon redemption, the applicable CDSC will be calculated, taking into account the time such shares were held in the General Fund's Exchange Account. In addition, the time Class B shares are held in the General Fund's Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund's Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund.  Prior to the Effective Date, shareholders were permitted to exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("Worldwide Dollar Fund"), and such shares were held in an Exchange Account. Shareholders who held shares of Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC and conversion to Class A schedule will be calculated, except for Fund shares issued in exchange for shares originally issued by the Acquired Fund, without regard to the time such shares were held in Worldwide Dollar Fund's Exchange Account; for Fund shares issued in exchange for shares originally issued by the Acquired Fund, the applicable CDSC and conversion to Class A schedule will be calculated taking into account the time such shares were held in the Worldwide Dollar Fund's Exchange Account. Exchanges of shares from an Exchange Account in Worldwide Dollar Fund only can be made into Class B shares of funds in the Dreyfus Family of Funds or the General Fund.  See "How to Redeem Shares."  Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan, as described below.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the same Class of the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder (including, for Class B shares of the Fund, Class B shares of the General Fund held in an Exchange Account). This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

Shareholder Services Forms and prospectuses of the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561), or visiting www.dreyfus.com.  The Company reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic Asset Builder permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Class A, Class C, Class I or Class Z shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, Class C, Class I or Class Z shares of the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds, or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

            A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

            B.         Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.         Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

            D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.  The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class B shares (including Class B shares held in an Exchange Account) or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Letter of Intent—Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above), in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

            Valuation of Portfolio Securities.  The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Company's Board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other investments is determined by the Service based on methods which include consideration of: yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  The Service's procedures are reviewed under the general supervision of the Company's Board. If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with the procedures approved by the Company's Board.  Fair value of investments may be done by the Company's Board, its pricing committee or its valuation committee in good faith using such information deemed appropriate under the circumstances.   The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values.  Expenses and fees, including the management fee (reduced by the expense limitation, if any) and fees pursuant to the Shareholder Services Plan, with respect to Class A, Class B, Class C and Class Z only, and the Distribution Plan, with respect to Class B and Class C only, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares.  Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

            New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended August 31, 2010.  The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from tax exempt obligations and taxable obligations, if any, and net short-term capital gains), and must meet certain asset diversification and other requirements.  If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  Fund shares begin earning income dividends on the day immediately available funds ("Federal Funds") are received by the Transfer Agent.  If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends.  If your payment is not made in Federal Funds, it must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value without a sales load or, at your option, paid in cash.  The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the cost of his or her investment.  Such dividend or distribution would be a return of capital in an economic sense although taxable as described in the Prospectus.  In addition, the Code provides that if a shareholder holds Fund shares for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares will be disallowed to the extent of the exempt-interest dividend received.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations.  Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.  Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested.  Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of the gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

Offsetting positions held by the Fund involving certain futures and options transactions may constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position.  In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute "mixed straddles."  The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment.  For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

            General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub- adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

            Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

            Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

            Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

No brokerage commissions were paid by the Fund for the fiscal years ended August 31, 2008, 2009, and 2010.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

            If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of Fund portfolio holdings may be authorized only by the Company's Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company’s Board.

INFORMATION ABOUT THE COMPANY AND FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Shares have no preemptive or subscription rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of Company’s shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of four series of shares.  All consideration received by the Fund for shares of the Fund and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, the Fund are treated separately from those of each other series.  The Company has the ability to create, from time to time, new funds without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by such matter.  Rule 18f-2 further provides that the Fund shall be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical or that the matter does not affect any interest of any other series.  Rule 18f-2 exempts the selection of independent registered public accounting firms and the election of Board members from the separate voting requirements of the Rule.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders.  If the Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor.  While the Company will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

On January 1, 2008 the Fund changed its name from Dreyfus Premier Select Municipal Bond Fund to Dreyfus Premier AMT-Free Municipal Bond Fund.  On December 1, 2008, the Fund changed its name from "Dreyfus Premier AMT-Free Municipal Bond Fund" to its current name and on December 15, 2008 the Fund commenced offering Class I shares.

The Fund sends annual and semi-annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of Fund shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX

Rating Categories

            Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"),
Moody's Investors Service ("Moody's"), and Fitch Ratings ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics.  'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment.  The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note:  The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (‑) sign designation to show relative standing within the major rating categories.

Short-term

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

P-3
Speculative capacity to pay principal and interest.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3
Issues carrying this designation have an adequate capacity for timely payment.  The are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B
Issues rated B are regarded as having only speculative capacity for timely payment.

C
This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated 'D' is payment default.  The 'D' rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards.  Together with the 'Aaa' group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Fitch

Long-term investment grade

AAA
 Highest credit quality.  'AAA' ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  'AA' ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  'A' ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  'BBB' ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative.  'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  'CC' ratings indicate that default of some kind appears probable.  'C' ratings signal imminent default.

DDD, DD, D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality.  The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative.  Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default.  Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'

DREYFUS MUNICIPAL FUNDS, INC.

DREYFUS BASIC MUNICIPAL MONEY MARKET FUND

Ticker: DBNXX

DREYFUS BASIC NEW JERSEY MUNICIPAL MONEY MARKET FUND

Ticker: DBJXX

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC Municipal Money Market Fund (“Money Market Fund”), and Dreyfus BASIC New Jersey Municipal Money Market Fund (“New Jersey Fund”), each a separate series (each, a “Fund” and collectively, the “Funds”) of Dreyfus Municipal Funds, Inc. (the “Company”), dated January 1, 2011, as each Prospectus may be revised from time to time.  To obtain a copy of the relevant Fund’s Prospectus, please call your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556‑0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800‑645‑6561

In New York City -- Call 1‑718‑895‑1206

Outside the U.S. -- Call 516-794-5452

            Each Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

Page

Description of the Company and Funds

Management of the Company

Management Arrangements

Shareholder Services Plan

How to Buy Shares

How to Redeem Shares

Shareholder Services

Determination of Net Asset Value

Dividends, Distributions And Taxes

Portfolio Transactions

Information About the Company and Funds

Counsel and Independent Registered Public Accounting Firm

Appendix A

Appendix B

B-2 B-11 B-21 B-25 B-25 B-27 B-30 B-31 B-32 B-34 B-37 B-38 B-38 B-50

DESCRIPTION OF THE COMPANY AND FUNDS

            The Company is a Maryland corporation that commenced operations on December 16, 1991.  The Company is an open-end management investment company, known as a mutual fund.  The Money Market Fund and New Jersey Fund are known as municipal money market funds.  Each Fund must maintain an average dollar-weighted portfolio maturity of 90 days or less and buy individual securities that have remaining maturities of 13 months or less.  As a municipal fund, each Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

            The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each Fund’s investment adviser.

            MBSC Securities Corporation (the “Distributor”) is the distributor of each Fund’s shares.

Certain Portfolio Securities

            The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.

            Municipal Obligations.  As a fundamental policy, the Money Market Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Obligations. As a fundamental policy, the New Jersey Fund normally invests at least 80% of the value of its net asset (plus any borrowings for investment purposes) in Municipal Obligations issued by the State of New Jersey, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and New Jersey State personal income taxes (collectively, “New Jersey Municipal Obligations”).  To the extent acceptable New Jersey Municipal Obligations are at any time unavailable for investment by the New Jersey Fund, the New Jersey Fund will invest temporarily in other Municipal Obligations.  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Obligations bear fixed, floating or variable rates of interest.

            The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT).  Each Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations.  Each Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days’ notice.  Variable rate demand notes include master demand notes which are obligations that permit each Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amounts borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by a Fund will meet the quality criteria established for its purchase of Municipal Obligations.

Derivative Products.  Each Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations.  A Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).  The principal types of derivative products are briefly described below.

(1)               Tax Exempt Participation Interests.  Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation.  Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2)               Tender Option Bonds.  Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider.  The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.

(3)               Custodial Receipts.  In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes.  The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4)               Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When the Fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

            Ratings of Municipal Obligations.  Each Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Company’s Board.

            The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended August 31, 2010, in each case computed on a monthly basis, was as follows:

Fitch Ratings (“Fitch”)	or	Moody’s Investors Service, Inc. (“Moody’s”)	or	Standard & Poor’s Ratings Services (“S&P”)	Percentage of Value
					Money Market Fund	New Jersey Fund
F1+/F1		MIG 1/VMIG 1, P-1		SP-1+/SP-1, A-1+/A1	87.8%	55.2%
AAA/AA		Aaa/Aa		AAA/AA	4.5%	12.7%
Not Rated		Not Rated		Not Rated	7.7%(1)	32.1%(2)
					100.0%	100.0%

___________________

(1)                 Included in the Not Rated category are securities comprising 7.7% of the Money Market Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

(2)                 Included in the Not Rated category are securities comprising 32.1% of the New Jersey Fund’s market value which, while not rated, have been determined by the Manager to be of comparable quality to securities in the MIG 1/VMIG 1 rating category.

If, subsequent to being purchased by a Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one organization), or the Company’s Board determines that it is no longer of comparable quality; or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Company’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders, provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Company’s Board is subsequently notified of the Manager’s actions.

To the extent the ratings by Moody’s, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organization or its rating system, each Fund will attempt to use comparable ratings as standards for its investments in accordance with the Fund’s investment policies described in its Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Illiquid Securities.  Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective.  Such securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund investing in such securities is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of its net assets) or for temporary defensive purposes, a Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by a Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See “Dividends, Distributions and Taxes.”  Except for temporary defensive purposes, at no time will more than 20% of the value of a Fund’s net assets be invested in Taxable Investments.  If a Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with Rule 2a-7 under the 1940 Act relating to purchases of taxable instruments.  When the New Jersey Fund has adopted a temporary defensive position, including when acceptable New Jersey Municipal Obligations are unavailable for investment by the New Jersey Fund, in excess of 20% of the New Jersey Fund’s net assets may be invested in securities that are not exempt from State of New Jersey income tax.  Under normal market conditions, the Company anticipates that not more than 5% of the value of a Fund’s total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements (except as noted) and should be read in conjunction with the relevant Fund’s Prospectus.  A Fund’s use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  The New Jersey Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The New Jersey Fund currently intends to, and the Money Market Fund may, borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of such Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

Interfund Borrowing and Lending Program. (New Jersey Fund only) Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. The Funds will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities.  (New Jersey Fund only) The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund’s investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the “Lending Agent”).  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.  The Fund currently does not intend to lend portfolio securities.

Stand-By Commitments.  Each Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio.  Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise any such rights thereunder for trading purposes.  Each Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors.  Gains realized in connection with stand-by commitments will be taxable. The New Jersey Fund will acquire stand-by commitments only to the extent consistent with the requirements for a “qualified investment fund” under the New Jersey gross income tax.

Forward Commitments.  Each Fund may purchase or sell Municipal Obligations and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  Each Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

            General.  Each Fund attempts to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since the Funds usually do not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by a Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Each Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares.  Because charges may apply to redemptions and exchanges of Fund shares, and because the number of exchanges permitted is limited, the Funds may not be an appropriate investment for an investor who intends to engage frequently in such transactions.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Each Fund seeks to maintain a stable $1.00 share price.

Investing in Municipal Obligations.  Each Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state.  As a result, each Fund may be subject to greater risk as compared to a comparable municipal money market fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Funds may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.  In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by a Fund and thus reduce the available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in a Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by a Fund so as to adversely affect its shareholders, such Fund would reevaluate its investment objective and policies and submit possible changes in its structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Investing in New Jersey Municipal Obligations.  (New Jersey Fund only) Since the New Jersey Fund is concentrated in securities issued by New Jersey or entities within New Jersey, an investment in the Fund may involve greater risk than investments in certain other types of funds.  You should consider carefully the special risks inherent in the Fund’s investment in New Jersey Municipal Obligations.  You should review the information in “Appendix A,” which provides a brief summary of special investment considerations and risk factors relating to investing in New Jersey Municipal Obligations.

            Non-Diversified Status.  Each Fund’s classification as a “non-diversified” investment company means that the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a “diversified” investment company, with respect of 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of each Fund’s assets may be invested in the securities of a limited number of issuers or industries, the Funds may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet Federal tax requirements, at the close of each quarter a Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities.

Investment Restrictions

Each Fund’s investment objective and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations (New Jersey Municipal Obligations in the case of the New Jersey Fund) (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  In addition, the Funds have adopted certain investment restrictions as fundamental policies and certain other investment restrictions as non-fundamental policies, as described below.

Money Market Fund only.  The Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  Investment restriction number 11 is not a fundamental policy and may be changed by a vote of a majority of the Company’s Board members at any time.  The Fund may not:

1.         Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined previously and in the Prospectus for the Fund.

2.         Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of the Fund’s total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

3.         Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4.         Sell securities short or purchase securities on margin.

5.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

6.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

7.         Make loans to others, except through the purchase of qualified debt obligations and the entry into repurchase agreements referred to above and in the Prospectus for the Fund.

8.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.         Invest in companies for the purpose of exercising control.

10.       Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of its net assets would be so invested.

*      *      *

New Jersey Fund.  The Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  Investment restrictions numbered 8 through 13 are not fundamental policies and may be changed by vote of a majority of the Company’s Board members at any time.  The Fund may not:

1.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

3.         Purchase or sell real estate, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein, or prevent the Fund from purchasing and selling options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

4.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

5.         Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets.  Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission (the “SEC”) and the Company’s Board.

6.         Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in Investment Restrictions numbered 2, 3, 10 and 11 may be deemed to give rise to a senior security.

7.         Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

8.         Purchase securities other than Municipal Obligations and Taxable Investments and those arising out of transactions in futures and options or as otherwise provided in the Fund’s Prospectus.

9.         Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

10.       Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed‑delivery basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

11.       Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund’s Prospectus and Statement of Additional Information.

12.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (which securities could include participation interests (including municipal lease/purchase agreements) and floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature as described in the Fund’s Prospectus on less than seven days’ notice and as to which there is no secondary market), if, in the aggregate, more than 10% of its net assets would be so invested.

13.       Invest in companies for the purpose of exercising control.

*      *     *

For purposes of Investment Restriction No. 8 with respect to the Money Market Fund, and Investment Restriction No. 1 with respect to the New Jersey Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.”

If a percentage restriction is adhered to at the time of investment, a later change in such percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 2 of the New Jersey Fund, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY

Board of the Company

            Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Company's Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

            Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

            Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997 - Present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 - 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 - 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (2006)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 - 2006)	N/A

Gordon J. Davis (69) Board Member (1995)	Partner in the law firm of Dewey & LeBoeuf, LLP	Consolidated Edison, Inc., a utility company, Director (1997 - present) The Phoenix Companies, Inc., a life insurance company, Director (2000 - present)

Joni Evans (68) Board Member (1985)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994-2006)

N/A

Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)

Richard C. Leone (70) Board Member (2006)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (73) Board Member (2006)	President – International Division and an Advisory Director of Simon Property Group, a real estate investment company Chairman and Chief Executive Officer of Simon Global Limited	N/A

Robin A. Melvin (47) Board Member (2006)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - present)	N/A

Burton N. Wallack (60) Board Member (1991)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (2006)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 - present)

            Each Board member has been a Board member of other Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of  Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not “interested persons” of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) to assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. The Company’s nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for elections or appointment by the Board and for election by shareholders. The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund’s investments. The Company’s audit committee met four times and the Company's compensation committee met once during the fiscal year ended August 31, 2010. The Company’s pricing committee and nominating committee did not meet during the fiscal year ended August 31, 2010.

            The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Money Market Fund	New Jersey Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	$1-$10,000	$10,001-$50,000	Over $100,000
David W. Burke	None	None	None
William Hodding Carter III	None	None	$10,001-$50,000
Gordon J. Davis	None	None	Over $100,000
Joni Evans	None	None	None
Ehud Houminer	None	None	Over $100,000
Richard C. Leone	None	None	Over $100,000
Hans C. Mautner	None	None	Over $100,000
Robin A. Melvin	None	None	$50,001-$100,000
Burton N. Wallack	None	None	None
John E. Zuccotti	None	None	Over $100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Effective January 1, 2010, the Company began paying its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising 30 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of Board Member	Aggregate Compensation From the Company *	Total Compensation From the Company and Fund Complex Paid to Board Member (**)

Joseph S. DiMartino	$3,628	$873,427 (192)

David W. Burke	$2,904	$395,190 (95)

William Hodding Carter III	$2,825	$85,000 (31)

Gordon J. Davis	$2,904	$139,192 (48)

Joni Evans	$2,904	$88,100 (31)

Arnold S. Hiatt+	$984	$31,750 (31)

Ehud Houminer	$2,904	$221,500 (67)

Richard C. Leone	$2,904	$88,600 (31)

Hans C. Mautner	$2,682	$82,600 (31)

Robin A. Melvin	$2,904	$88,600 (31)

Burton N. Wallack	$2,904	$89,100 (31)

John E. Zuccotti	$2,825	$89,100 (31)

_____________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in aggregate amounted to $1,122 and $641 for the Money Market Fund and the New Jersey Fund, respectively.

**            Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board member serves.

+              Emeritus Board member since May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief  Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation ("BNY Mellon"), each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 194 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by The Manager.  She is 40 years old and has been an employee of The Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios).  From November 2001 through March 2004, Mr. Connolly was First Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

As of December 7, 2010, the Company’s Board members and officers, as a group, owned less than 1% of each Fund’s outstanding shares of common stock.

As of December 7, 2010, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the Money Market Fund:

C M P                                                              6.4013%

            P.O. Box 411144

Chicago IL 60641-1144

F. Paul Ohadi Trust                                          6.7838%

4501 S Western Blvd, 4th Flr.

Chicago, IL 60609-3026

Robert P. Garritano TTEE                                  10.3429%%

            Robert P. Garritano Declaration

            Of Trust UA DTD 01/13/1989

            P.O. Box 774444

            Steamboat Springs CO 80477-4444

Thomas A Garritano                                        7.1171%

            P.O. Box 411144

            Chicago, IL 60641-1144

            As of December 7, 2010, the following shareholders were known by the Company to own of record 5% or more of the outstanding shares of the New Jersey Fund:

            IRA Kasoff                                                               6.3288%

            8 Stephen Drive

            Princeton, NJ 08540-8623

            Hebert W Glaser                                                       7.7757%

            102 Old Tappan Rd

            Old Tappan, NJ 07675-7434

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial holding company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Management Agreement. The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Manager and the Company.  As to each Fund, the Agreement is subject to annual approval by (i) the Company’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  As to each Fund, the Agreement is terminable without penalty, on 60 days’ notice, by the Company’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, upon not less than 90 days’ notice, by the Manager.  The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

            The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of each Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Funds.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Management. The Manager provides day-to-day management of each Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company’s Board.  The Manager is responsible for investment decisions and provides each Fund with portfolio managers who are authorized by the Company’s Board to execute purchases and sales of securities.  The Funds’ portfolio managers are Joseph Irace, Colleen Meehan, and Bill Vasiliou.  The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by the Fund. The Code of Ethics subjects the personal securities transactions of the Manager’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”).  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

In managing each Fund, Dreyfus will draw upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for each Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by a Fund, the Fund is not required to sell that security.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of each Fund, are engaged in businesses and have interests other than that of managing the Funds.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by a Fund and the Fund's service providers, which may cause conflicts that could disadvantage a Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Funds, or effect transactions on behalf of a Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of a Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Funds that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for a Fund as it believes is in the best interests of the Fund.  Investment decisions made for a Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Funds, and actions taken by a Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of a Fund.  While the allocation of investment opportunities among the Funds and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Funds and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Funds, are borne by the Company, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to each Fund, include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and corporate meetings, and any extraordinary expenses.  Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds and the Company’s other series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund and other series. See “Shareholder Services Plan.”  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager’s services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of each Fund’s average daily net assets.    For the fiscal years ended August 31, 2008, 2009 and 2010, the management fees payable, reduction in fees and net fees paid by the Funds were as follows:

Fund	Management Fee Payable			Reduction in Fee			Net Fees Paid by Fund
	2008	2009	2010	2008	2009	2010	2008	2009	2010
Money Market Fund	$1,766,949	$1,638,597	$1,260,625	$ 519,431	$ 662,273	$424,989	$1,247,518	$ 976,324	$835,636
New Jersey Fund	$ 521,780	$ 538,958	$ 459,325	$ 237,624	$ 299,358	$216,476	$ 284,156	$ 239,600	$242,849

As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of such Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund’s net assets increases.

            Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

            The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services.  Such payments are separate from any  shareholder services fees or other expenses paid by a Fund to those intermediaries. Because those payments are not made by you or the Funds, a Fund’s total expense ratio will not be affected by any such payment. These additional payments may be made to certain Service Agents, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing”. From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of:  occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Funds to you.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is each Fund’s transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses. Each Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the “Custodian”), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, acts as the custodian of each Fund’s investments.  The Custodian has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund.  Under a custody agreement with the Company, the Custodian holds each Fund’s securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee from each Fund based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

SHAREHOLDER SERVICES PLAN

The Company has adopted a Shareholder Services Plan (the “Plan”) pursuant to which each Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan, with respect to each Fund, and the purposes for which such expenditures were incurred, must be made to the Company’s Board for their review.  In addition, the Plan provides that material amendments of the Plan must be approved by the Company’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. As to each Fund, the Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended August 31, 2010, the Money Market Fund paid $97,229 and the New Jersey Fund paid $44,836 under the Plan.

HOW TO BUY SHARES

General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge.  You may be charged a fee if you effect transactions in Fund shares through a Service Agent.  You will be charged a fee if an investment check is returned unpayable. Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.  It is not recommended that either Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

            The Company reserves the right to reject any purchase order. Neither Fund will establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, future commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, future commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchange, or money transmitter.  Neither Fund will accept cash, travelers’ checks, or money orders as payment for shares.

            Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund’s Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard. As discussed under “Management Arrangements--Distributor,” Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Funds instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

The minimum initial investment is $25,000 for each Fund.  Subsequent investments in each Fund must be at least $1,000.  The initial investment must be accompanied by the Account Application.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. In addition, for the Money Market Fund only, the minimum initial investment is $10,000 for accounts established with the cash proceeds from an investor’s exercise of employment-related stock options, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.

Shares of each Fund are sold on a continuous basis as the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested.

The net asset value per share of each Fund is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business.  Each Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so.  Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of such Fund’s shares outstanding.  See “Determination of Net Asset Value.”

If your payments for shares of a Fund are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day.  If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

Qualified institutions may place telephone orders for purchase of a Fund’s shares.  These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Service Agent and your order to purchase shares of a Fund is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature‑guaranteed.  See “How to Redeem Shares--Dreyfus TeleTransfer Privilege.”

Reopening an Account.  You may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

HOW TO REDEEM SHARES

General.  The Company ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check or by Dreyfus TeleTransfer Privilege and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check or the Dreyfus TeleTransfer purchase against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption of shares of a Fund is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Transaction Fees.  You will be charged $5.00 when you redeem all shares in your account or your account is otherwise closed out.  The fee will be deducted from your redemption proceeds and paid to the Transfer Agent.  The account closeout fee does not apply to exchanges out of a Fund or to wire or Dreyfus TeleTransfer redemptions, for each of which a $5.00 fee may apply; however, the Fund will waive the account closeout fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  Service Agents may charge their clients a fee for effecting redemptions of Fund shares.

Checkwriting Privilege. Each Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Privilege by checking the applicable “No” box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $1,000 or more.  Your account will be charged $2.00 for each Check you write; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check and the $2.00 charge.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder‑transfer agent relationship with the Transfer Agent.

            You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

            Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check, plus any applicable charges, is greater than the value of the shares in your account, the Check will be returned marked insufficient funds and you may be subject to extra charges.  Checks should not be used to close an account.

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  You will be charged a $5.00 fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  Ordinarily, the Company will initiate payment for shares of a Fund redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to Noon on such day; otherwise, the Company will initiate payment on the next business day.  Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and usually are borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You will be charged a $5.00 fee for each redemption made pursuant to this Privilege, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.  See “How to Buy Shares‑‑Dreyfus TeleTransfer Privilege.”

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature‑guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”), and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and “Signature‑Guaranteed” must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature‑guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90‑day period to the lesser of $250,000 or 1% of the value of such Fund’s net assets at the beginning of such period.  Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from a Fund in excess of such amount, the Company’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the portfolio of the Fund is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  You may purchase up to four times per calendar year, in exchange for shares of a Fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.         Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.         Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.        Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  You will be charged a $5.00 fee for each exchange made out of a Fund, which will be deducted from your account and paid to the Transfer Agent; however, the Fund will waive this fee if the closing balance in your account on the business day immediately preceding the effective date of such transaction is $50,000 or more.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund’s shares.  In such a case, the redemption request would be processed at the Fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Shareholder Services Forms and prospectuses for other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com.  The Fund reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.

Dreyfus Dividend Sweep.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a Fund in shares of other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.         Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.         Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing.  The valuation of each Fund’s portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Company’s Board has established, as a particular responsibility within the overall duty of care owed to the Funds’ investors, procedures reasonably designed to stabilize each Fund’s price per share as computed for purposes of purchases and redemptions at $1.00.  Such procedures include review of each Fund’s portfolio holdings by the Company’s Board at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Company’s Board.  The Service values each Fund’s investments based on methods which include consideration of: yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions.  The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between a Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Company’s Board.  If such deviation exceeds 1/2%, the Company’s Board will consider what actions, if any, will be initiated.  In the event the Company’s Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

            Management believes that each Fund qualified for treatment as a “regulated investment company” under the Code for the fiscal year ended August 31, 2010.  Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, a Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income from tax exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements.  If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term “regulated investment company” does not imply the supervision of management or investment practices or policies by any government agency.

Each Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  Dividends usually are paid on the calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash.  The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption, after deduction of any fees.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption, after the deduction of any fees.  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividend or distribution and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

In the case of a Fund’s shares redeemed in connection with any transaction fees, a shareholder will recognize a capital loss in the amount of the fee paid.  In general, such loss will be treated as a short‑term capital loss if the shares were held for one year or less, or, in the case of shares held for greater than one year, a long‑term capital loss.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income.

With respect to each Fund, if, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s total assets consists of Federal tax exempt obligations, then the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations.  Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.  Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested.  Distributions from net realized long-term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Management of the Company believes that the New Jersey Fund has qualified as a “qualified investment fund” within the meaning of the New Jersey gross income tax.  The primary criteria for constituting the New Jersey Fund as a “qualified investment fund” are that (i) the Fund is an investment company registered with the Securities and Exchange Commission which, for the calendar year in which the dividends and distributions (if any) are paid, has no investments other than interest‑bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures and forward contracts, or other similar financial instruments relating to interest‑bearing obligations, obligations issued at a discount or bond indices related thereto and (ii) at the close of each quarter of the taxable year, the Fund has not less than 80% of the aggregate principal amount of all of its investments, excluding financial options, futures and forward contracts, or other similar financial instruments, related to interest‑bearing obligations, obligations issued at a discount or bond indices related thereto, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Obligations, including obligations of Puerto Rico, the Virgin Islands and other territories and possessions of the United States and certain other specified securities exempt from Federal and New Jersey income taxes.  Additionally, a qualified investment fund must comply with certain continuing reporting requirements.

If the New Jersey Fund continues to qualify as a qualified investment fund and complies with its reporting obligations, (a) dividends and distributions paid by the New Jersey Fund to a New Jersey resident individual shareholder will not be subject to New Jersey gross income tax to the extent that the dividends and distributions are attributable to income earned by the New Jersey Fund as interest on or gain from New Jersey Municipal Obligations, and (b) gain from the sale of New Jersey Fund shares by a New Jersey resident individual shareholder will not be subject to the New Jersey gross income tax.  Shares of the New Jersey Fund are not subject to property taxation by New Jersey or its political subdivisions.  To the extent that you are subject to state and local taxes outside of New Jersey, dividends and distributions earned by an investment in the New Jersey Fund may represent taxable income.

Federal regulations require that you provide a certified taxpayer identification number (“TIN”) upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

            General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

            Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for a fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

Dreyfus may buy for the fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the fund.  For example, the fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Funds.

            To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager.  Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread.”  Other portfolio transactions may be executed through brokers acting as agent.  A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received.  The Manager also places transactions for other accounts that it provides with investment advice. For the fiscal years ended August 31, 2008, 2009, and 2010, the Funds did not pay any brokerage commissions.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to each fund or account.  In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned.  In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company's Board.

INFORMATION ABOUT THE COMPANY AND FUNDS

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non‑assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, shareholders may not consider each year the election of Board members or the appointment of auditors.  However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Company’s outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one series is not deemed to be a shareholder of any other series.  For certain matters shareholders vote together as a group; as to others they vote separately by series.

To date, the Board has authorized the creation of four series of shares.  All consideration received by the Company for shares of one of the Funds and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, one Fund are treated separately from those of the other Funds.  The Company has the ability to create, from time to time, new Funds without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter.  Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of such Fund.  However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

Each Fund sends annual and semi‑annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

             Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982,  as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

             Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent public registered accounting firm for the Fund.

             APPENDIX A

RISK FACTORS — INVESTING IN NEW JERSEY MUNICIPAL OBLIGATIONS

            The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

            Demographics.  New Jersey is the eleventh largest state in population and the fifth smallest in land area.  With an average of 1,174 persons per square mile, it is the most densely populated of all the states.  New Jersey is located at the center of the megalopolis that extends from Boston to Washington D.C., which includes over one-fifth of the nation's population.  New Jersey's extensive port developments augment the air, land and water transportation complex that influences much of the State's economy.  The State's central location also makes it an attractive location for corporate headquarters and international business offices.

            The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.  New Jersey is bordered on the east by the Atlantic Ocean and on the north and northwest by lakes and mountains, providing recreation for both residents and tourists.  Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

            New Jersey's population grew rapidly following World War II, but slowed to an annual rate of 0.27% in the 1970's.  Between 1980 and 1990, the annual growth rate increased to 0.51%, and to 0.83% in the 1990's and 2000's.  While this growth rate is below that of the nation, it compares favorably with other Middle Atlantic states.  However, the increase in the State's population since the 1970's masks the redistribution of the population within the State.  There has been a significant shift from the northeastern industrial areas towards coastal and central counties within the State.  The State's population was estimated to be 8,707,719 as of July 2009.

            Economic Outlook.  The State and national economies continue to experience high unemployment rates, a weak employment picture and weakness in personal income growth.  The State's payroll employment decreased at an average annual rate of 3.9% in 2009, following a decrease at an average annual rate of 0.7% in 2008.  New Jersey's payroll employment declined by 0.5% (-19,400 jobs) in June 2010 compared to June 2009.  Most of the job losses were in construction, manufacturing and financial and other services.  The public sector reported the largest gain, followed by leisure and hospitality services and education and health services.  The State's average unemployment rate averaged 9.8% for the first six months of 2010, after averaging approximately 9.2% in 2009.  After peaking at 10% in December 2009, the State's unemployment rate appears to be declining slowly but steadily, reflecting some improvements in the condition of the State's labor market.  The preliminary growth rate for New Jersey's personal income increased at a rate of 2.1% for the first quarter of 2010, following a decline of -1.8% for the fourth quarter of 2009.

            The economic conditions in New Jersey and the nation are expected to continue to improve gradually in the months ahead.  The Federal Reserve Board has indicated that, despite some concern about potential downside risks to their economic outlook projections, overall the national economic recovery is expected to continue to improve in 2011.  New Jersey's economy is expected to follow the national trend and to continue to recover into 2011.  Employment is projected to decrease by an approximately 0.5% average annual rate in 2010 and increase by an average annual rate of approximately 1.0% in 2011.  The average personal income rate is also expected to improve during 2011.

            Inflation is expected to remain low during the current economic recession and may not be a serious concern until consumer spending revives.  The future economic outlook hinges on the success of the Federal economic stimulus package and supportive fiscal and monetary policies.  Availability of credit, stability in the financial markets and improvements in consumer and business confidence are critical factors necessary for economic turnaround nationally and in New Jersey.  The State and the nation may experience further near-term deterioration in growth and the expected pace of economic expansion may decline further if consumers, investors, and businesses become more concerned about the impact of the Federal economic stimulus on job growth, credit availability, financial market stresses, and geopolitical tensions.  To a large extent, the future direction of the economy nationally and in the State hinges on the assumptions regarding the current economic recession, energy prices, and stability in the financial markets.

State Funds and Accounting

            The State operates on a fiscal year beginning July 1 and ending June 30.  Annual budgets are adopted for the General Fund and certain special revenue funds.  The Legislature enacts the annual budget through specific departmental appropriations, the sum of which may not exceed estimated resources.  It is a Constitutional requirement that the annual State budget be balanced.  Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law.  In addition, all monies for the support of State government and all other State purposes, as far as can be reasonably ascertained or predicted, must be provided for in one general appropriation law covering the span of a single fiscal year.  No general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated, together with all other appropriations for that fiscal year, exceeds the total amount of revenue available (current and anticipated) for such fiscal year, as certified by the Governor.

State Funds.

            General Fund.  This fund is the fund into which all State revenues, not otherwise restricted by State statute, are deposited and from which appropriations are made.  The largest part of the total financial operations of the State is accounted for in the General Fund.  Most revenues received from taxes, most Federal sources, and certain miscellaneous revenue items are recorded in this fund.  The Appropriations Act, annually enacted by the Legislature, provides the basic framework for the operations of the General Fund.

            Property Tax Relief Fund.  This fund accounts for revenues from the Gross Income Tax and for revenues derived from a tax rate of 0.5% imposed under the Sales and Use Tax, both of which are dedicated by the State Constitution.  All receipts from taxes levied on personal income of individuals, estates and trusts must be appropriated exclusively for the purpose of reducing or offsetting property taxes.  Annual appropriations are made from the fund, pursuant to formulas established by the Legislature, to counties, municipalities and school districts.  Property tax relief expenditures were approximately $13.39 billion in Fiscal Year 2009 are estimated to be $10.97 billion and $10.48 billion in Fiscal Years 2010 and 2011, respectively.

            Special Revenue Funds.  These funds account for the resources legally restricted to expenditure for specified purposes.  Such purposes must be other than special assessments, private-purpose trusts, or major capital projects.  Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund and the Gubernatorial Elections Fund.  Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.

Other Revenue Sources.

            Federal Aid.  Actual Federal aid receipts in the General Fund and Special Transportation Fund for Fiscal Years 2007, 2008 and 2009, amounted to $8.76 billion, $8.82 billion and $10.53 billion, respectively.  Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2010 are estimated at $13.50 billion.  Federal receipts in the General Fund and the Special Transportation Fund for Fiscal Year 2011 are estimated to be $12.76 billion.  Such Federal aid receipts for Fiscal Year 2011 are composed of $4.61 billion for medical payments, $49.2 million for social services block grants, $752.4 million for welfare, $2.24 billion for other human services, $847.4 billion for education, $464.3 million for labor, $1.30 billion for transportation, and the remainder for all other Federal aid programs.

The American Recovery and Reinvestment Act of 2009 ("ARRA") provides for Federal fiscal stimulus funding to the State for Fiscal Years 2010 and 2011.  The funding across both fiscal years totals approximately $3.32 billion.  Fiscal Year 2010 funding of $2.29 billion reflects $1.03 billion for enhanced Medicaid funding with the remainder primarily for fiscal stabilization which the State used as a resource for the General Fund.  For Fiscal Year 2011, the total funding of $1.03 billion is primarily allocated for enhanced Medicaid funding

            Atlantic City and Legalized Gambling.  Legalized casino gambling was introduced into Atlantic City in 1977.  The Casino Revenue Fund accounts for the taxes imposed on the casinos and other related activities.  Collections for Fiscal Years 2007 through 2009 were approximately $450 million, $413 million and $351 million, respectively.  Collections for Fiscal Year 2010 are estimated to be $298.8 million, a 14.9 % decrease from Fiscal Year 2009.  The Fiscal Year 2011 estimate of $269.8 million is a 9.7% decrease from Fiscal Year 2010.  The Fiscal Year 2011 estimate reflects a weak economy and expanding competition from other forms of gambling originating both offshore and from facilities built in other states.

State Economy and Finances

            Fiscal Year 2008 Summary.  For Fiscal Year 2008, the General Fund's ending fund balance totaled $4.5 billion, of which $2.8 billion represented unreserved fund balances.  As of June 30, 2008, the Surplus Revenue Fund had a balance of $734.7 million.  On a budgetary basis, general revenues of $28.4 billion were $2.9 billion lower than the final Fiscal Year 2008 budget.  The negative variance was primarily the result of unearned Federal and other grant revenues of $1.3 billion, and declines in other revenues of $1 billion, services and assessments of $486.4 million, and licenses and fees of $314.5 million.  These negative variances were offset by taxes, which were $201.5 million above final estimates.  Total expenditures were $3.5 billion lower than total appropriations for Fiscal Year 2008.  A major cause for under spending resulted from the State's historical practice of over appropriating Federal funds.  This practice allows the State to receive the maximum Federal dollars that become available.  During Fiscal Year 2008, the State's appropriation of Federal funds and other grants exceeded expenditures by $1.3 billion. These excess appropriations are available for use in future years.

            During Fiscal Year 2008, State revenues, including transfers, totaled $50.3 billion, an increase of $1.4 billion from Fiscal Year 2007.  This amount reflects a full year effect of an increase in the Sales and Use Tax rate to 7% from 6% percent and the broadening of the Sales and Use Tax base.  Approximately 60.5% of the State's total revenue came from general taxes, while 20.5% was derived from operating grants.  General taxes totaled $30.4 billion and accounted for 60.5% of total State revenues for Fiscal Year 2008.  The State's Gross Income Tax totaled $12.6 billion, the Sales and Use Tax totaled $9.1 billion, and the Corporation Business Tax totaled $3.1 billion.  The State's three major taxes comprised 81.2% of the total general taxes that were collected during Fiscal Year 2008.

            Fiscal Year 2008 expenditures totaled $55.7 billion, an increase of $6.5 billion from Fiscal Year 2007.  Government direction, management and control increased by $6 billion.  Of that amount, $3.2 billion reflects the State's implementation of certain accounting standards, while another $1 billion reflects increases in the State's net pension obligation.  A $1.2 billion decrease in spending for transportation programs was offset by increases of $577.2 million for educational, cultural and intellectual development, $495.4 million for physical and mental health, and $187 million for economic planning, development, and security.  Overall, 46.2% of all State expenditures occurred in the areas of education, higher education, and physical and mental health.

            The State's governmental funds reported June 30, 2008 combined ending fund balances of $10.2 billion, a decrease of $473.3 million from Fiscal Year 2007.  The General Fund's total ending fund balance for Fiscal Year 2008 was $4.5 billion, with $469.8 million unreserved–undesignated.  Proprietary Funds reported June 30, 2008 net assets of $1.3 billion.  Combined operating revenues and expenses for the State's component units for Fiscal Year 2008 amounted to $9.4 billion and $10.6 billion respectively.  Total operations along with other revenue and expenses contributed to total combined net assets at fiscal year end of $15.4 billion.  The component units received $1.6 billion in State appropriations during Fiscal Year 2008.

            Fiscal Year 2009 Summary.  Fiscal Year 2009 appropriations exceeded the amount of revenues for Fiscal Year 2009 by approximately $5 billion.  In order to address this shortfall, significant reductions in spending, totaling over $3.4 billion, were made.  In addition, nearly $600 million of the Fiscal Year 2009 beginning fund balance was used to support spending.  Fiscal Year 2010 General Fund appropriations were reduced by $84 million as a result of the availability of funds from various dedicated sources.  In addition, $38 million from dedicated sources was used as anticipated budgeted revenue in Fiscal Year 2010.

            Sales and use tax collections for Fiscal Year 2009 totaled $8.26 billion, a 7.3% decrease from Fiscal Year 2008.  Gross income tax for Fiscal Year 2009 decreased 16.9% from Fiscal Year 2008 to 10.48 billion.  Corporation business tax collections were $2.66 billion, a 13.0% decrease from Fiscal Year 2008 collections.

            Fiscal Years 2010 and 2011 Summary.  Revenue estimates for Fiscal Year 2010 were $27.75 billion, a decrease from prior estimates of $29.49 billion.  Actual Fiscal Year 2010 supplemental appropriations totaled $779.6 million.  A projected Fiscal Year 2010 opening surplus reduction of $121 million and revenue declines of $1.45 billion resulted in a resource shortfall of approximately $1.57 billion.  Together, these supplemental appropriations and resource declines resulted in a budget shortfall of $2.347 billion.  To close this gap, a total of $2.35 billion in Fiscal Year 2010 budget solutions, including $170 million in revenue solutions, were identified.

            Sales and Use Tax.  Collections for Fiscal Year 2010 are estimated to be $7.85 billion, a 5.0% decrease from Fiscal Year 2009.  The Fiscal Year 2011 estimate of $8.34 billion is a 6.1% increase from Fiscal Year 2010.

            Gross Income Tax.  Fiscal Year 2010 collections are estimated to be $10.24 billion, a decrease of 2.2% from Fiscal Year 2009.  The Fiscal Year 2011 estimate of $9.86 billion, is a 3.8% decrease from Fiscal Year 2010.  The Fiscal Year 2011 estimate includes a change to the Gross Income Tax to take into account the reduction of the New Jersey Earned Income Tax Credit from 25% of the Federal benefit to 20%.  The Fiscal Year 2011 estimate also takes into account the fact that the temporary income tax for those earning over $400,000 which expired December 31, 2009 was not renewed along with the one year Fiscal Year 2010 change to the property tax deduction.

            Corporation Business Tax.  Fiscal Year 2010 collections are estimated to be $2.15 billion, a 19.2% decrease from Fiscal Year 2009 collections.  The Fiscal Year 2011 estimate of $2.29 billion is a 6.3% increase from Fiscal Year 2010 estimates.  The Fiscal Year 2011 estimate reflects the expiration of a 4% surcharge, change in the throughout rule governing corporate profits and the elimination of the regular place of business rules.  It also assumes growth in payments for calendar year 2010 as pre-tax profitability is projected to improve and refunds are expected to decrease.

            Other Revenues. The Fiscal Year 2011 appropriation relies on non-recurring revenue totaling $214.3 million.  Of this amount, $79.6 million is estimated from changes in the laws governing unclaimed property and the remaining amount is from taking balances in other funds and transferring them to the General Fund.  The Fiscal Year 2010 appropriations included $1.0 billion in non-recurring Gross Income Tax revenues, $80 million in non-recurring Corporation Business Tax revenues and $108.8 million in other fund diversions.

            Appropriations.  Of the $28.36 billion appropriated for Fiscal Year 2011, $12.03 billion (42.4%) is appropriated for State Aid, $8.68 billion (30.6%) is appropriated for Grants-in-Aid, $6.31 billion (22.2%) is appropriated for Direct State Services, $224.7 million (0.8%) is appropriated for Debt Service on State general obligation bonds and $1.12 billion (4.0%) is appropriated for Capital Construction.  State Aid, the largest portion of Fiscal Year 2011 appropriations, consists of payments to, or on behalf of, counties, municipalities and school districts, to assist them in carrying out their local responsibilities.  The largest State Aid appropriation, in the amount of $10.3 billion, is provided for local preschool, elementary and secondary education programs. Of this amount, $7.5 billion in formula aid for P-12 education is appropriated to be distributed in accordance with the School Funding Reform Act of 2008.

Appropriations for Fiscal Year 2011 assume that an additional $1.03 billion in Federal stimulus funding will be available in Fiscal Year 2011, the vast majority of which is for Medicaid programs.  Of this amount, approximately $580 million is contingent upon enactment of Federal legislation.  The Fiscal Year 2011 appropriation also assumes the United States Congress will extend the Temporary Assistance for Needy Families Emergency Fund for another year beyond its scheduled September 30, 2010 expiration.

            The Fiscal Year 2011 appropriation also assumes the receipt of additional Federal funds, including $107.3 million of one-time Medicare revenue to offset State Medicaid expenses, the receipt of $110.0 million from the approval of Federal waivers that will enable the State to earn a Medicaid match on medical costs that are currently 100% State funded, Federal approval of the State's plan to generate $45 million of new Federal Medicaid matching funds from a health care facility assessment to help fund hospital charity care, and $100.0 million of potentially non-recurring prior year Federal reimbursements for costs incurred by the State.

In absence of the availability of these funds, other budgetary actions will be necessary to balance the State budget.

State Indebtedness

            General.  The State is empowered by voters to authorize, issue, and incur debt subject to certain constitutional restrictions. General obligation bond acts are both legislatively and voter-approved and are backed by the State's full faith and credit.  As of June 30, 2010, the State had $2.6 billion of State general obligation bonds outstanding with another $893.2 million of bonding authorization remaining from various State general obligation bond acts.

            General Obligation Bonds.  The State finances certain capital projects through the sale of general obligation bonds of the State.  These bonds are backed by the full faith and credit of the State.  Certain State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds.  The State made appropriations for principal and interest payments for general obligation bonds for Fiscal Years 2007 through 2010 in the amounts $427.8 million, $438.8 million, $270.9 million and $263.6 million, respectively.  The Fiscal Year 2011 appropriation includes an appropriation in the amount of $224.7 million, representing principal and interest payments for general obligation bonds and reflects the anticipated savings from restructuring of general obligation bonds.

            Obligations Supported By State Revenue Subject to Annual Appropriation.  The State has entered into a number of leases and agreements with several governmental authorities to secure the financing of various projects and programs in the State in which the State has agreed to make payments equal to the debt service on, and other costs related to, the obligations sold to finance the projects, including payments on swap agreements defined below.  The Legislature has no legal obligation to enact such appropriations, but has done so to date for all such obligations. The amounts appropriated to make such payments are included in the appropriation for the department, authority or other entity administering the program or in other line item appropriations.

            The Fiscal Year 2011 appropriation budgets $2.27 billion for obligations supported by State revenue subject to annual appropriation.  The total Fiscal Year 2011 general obligation bonds and obligations supported by State revenue subject to annual appropriation debt service appropriations is $2.50 billion or approximately 8.8% of total State appropriations for Fiscal Year 2011, and takes into account projected increases in debt service due to planned future issuances of bonds and notes and is net of $410 million in projected debt service savings due to planned restructurings of general obligation bonds and obligations supported by State revenue subject to annual appropriation.

            Short-Term Debt.  The State's short-term note program provides effective cash flow management of imbalances that occur in the timing between collections and disbursements of State revenues and appropriations during the fiscal year.  The State Treasurer is authorized to issue short-term debt instruments without it constituting a general obligation of the State, or a debt, or a liability within the meaning of the State Constitution.  All short-term notes must be retired within twelve months of their issuance date.

            Tax and Revenue Anticipation Notes.  In Fiscal Year 1992, the State initiated a program under which it issued tax and revenue anticipation notes ("TANs") to aid in providing effective cash flow management to fund imbalances that occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues.  Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution.  Such notes constitute special obligations of the State payable solely from monies on deposit in the General Fund and the Property Tax Relief Fund and legally available for such payment.

            The State authorized the issuance of up to $2.5 billion of TANs for Fiscal Year 2008.  The State issued $2 billion in TANs on September 13, 2007.  These TANs were repaid in full during Fiscal Year 2008.  On August 10, 2010 the State authorized the issuance of TANs for Fiscal Year 2011.  The State anticipated issuing $2.25 billion of TANs in September 2010, and may issue additional TANs during Fiscal Year 2011.

            Tobacco Settlement Financing Corporation, Inc.  In November, 1998 the State entered into a master settlement agreement (the "MSA") with participating cigarette manufacturers, 46 states, and six other United States jurisdictions in the settlement of certain smoking-related litigation.  During Fiscal Year 2003, the State sold to the newly established Tobacco Settlement Financing Corporation, Inc. ("TSFC"), the State's right, title, and beneficial ownership interest in the State's right to receive tobacco settlement payments under the MSA.  In return, TSFC issued $3.5 billion of bonds to pay for the tobacco settlement rights.  Proceeds were used to fund General Fund expenditures during Fiscal Year 2003 and Fiscal Year 2004.  Pursuant to accounting regulations, TSFC's debt is reflected as a part of the State's debt.

Litigation

            The following are cases presently pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure.  At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.  The State does not formally estimate its reserve representing potential exposure for these claims and cases.  The State is unable to estimate its exposure for these claims and cases.

The State routinely receives notices of claim seeking substantial sums of money.  The majority of those claims have historically proven to be of substantially less value than the amount originally claimed.  In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste.  The State is unable to estimate its exposure for these claims.  An independent study estimated an aggregate potential exposure of $138,500,000 for tort and medical malpractice claims pending as of December 31, 2009.

            J.D., J.G., v. Lucille E. Davy, Commissioner of the New Jersey Department of Education. In late January 2007, plaintiffs filed a complaint in trial court for injunctive and declaratory relief striking down provisions of State law that plaintiffs allege unconstitutionally discriminate against children attending Newark public charter schools.  The action is styled as a class section for all students currently attending public charter schools in Newark.  The complaint further states that the disparity between Abbott funding in Newark's district school and the public charter schools in Newark is $9,600 annually per pupil and $37,000 per pupil in facilities funding.  By not allowing Newark's public charter schools access to Abbott funding and State facilities, plaintiffs allege the State is violating the Equal Protection Clause of the New Jersey Constitution.  The State filed a motion to dismiss the complaint on April 10, 2007, which was granted by the trial court on September 29, 2008.  On November 13, 2008, the plaintiffs' filed a notice of appeal with the appellate court and sought a stay of the appeal pending the outcome of Abbott v. Burke, a case that was on remand.  The appellate court granted the stay.  On November 10, 2009, the plaintiffs filed a brief in support of their appeal.  Subsequently, the State filed its brief and oral argument was held on May 2, 2010.  On July 16, 2010, the appellate court affirmed the dismissal of the complaint with prejudice, thereby dismissing the plaintiffs' constitutional challenges.

            Abbott v. Burke (Review of Constitutionality of School Funding Reform Act). On March 17, 2008, the State moved before the State Supreme Court seeking constitutional review of the School Funding Reform Act of 2008 ("SFRA").  The Education Law Center ("ELC") filed an opposition to the State's motion on both jurisdictional and substantive grounds. While briefing by the primary parties progressed, numerous Abbott districts and other stakeholders sought to participate in the matter.  The Court granted amicus status to all movants. Oral argument was held on September 22, 2008.

            On November 18, 2008, the Court issued a decision remanding the matter for an expedited hearing.  The remand proceeding commenced on February 9, 2009 and ended March 3, 2009.  Additionally, the Court directed that the remedial orders of the Abbott rulings remain in place pending the outcome of the remand proceeding.  On March 23, 2009, Judge Peter Doyne issued his findings and recommendations.  Judge Doyne found SFRA to be a "well considered, even expansive, formula to allow a thorough and efficient education for all children in the State."  However, Judge Doyne determined that absent a safety net of supplemental funding for at least the first three years, SFRA is not constitutional as applied to the Abbott districts.  The matter returned to the Supreme Court for consideration, and oral argument was held on April 28, 2009.

            On May 28, 2009, the Court ruled that to the extent that the record permitted its review, SFRA is constitutional and may be applied in Abbott districts subject to the State continuing to provide school funding aid during the 2008-2009, 2009-2010 and 2010-2011 school years at the levels required by SFRA's formula each year, and subject further to the mandated review and retooling of the formula's weights and other operative parts after three years of implementation.

            On June 8, 2010, the ELC filed a motion challenging the proposed levels of Fiscal Year 2011 school aid funding.  The ELC argues that the State's failure to propose full funding of SFRA is a violation of the Court's express mandates in Abbott.  The ELC is seeking to enjoin the State from funding school districts in Fiscal Year 2011 at a level below that anticipated by SFRA and from conducting the three-year review of the SFRA formula until such time as SFRA is fully implemented.  The State filed its opposition to ELC's motion on July 9, 2010 and is vigorously defending this matter.

            Appeal of Denial of Reimbursement by the Centers for Medicare and Medicaid Services.  On June 3, 2010, the Regional Administrator of the Federal Centers for Medicare and Medicaid Services informed the New Jersey Department of Human Services ("DHS") of a disallowance of Federal reimbursements of approximately $50.5 million previously paid to the DHS under the Medicaid program.  The disallowance relates to expenditures for school-based health services in the State from July 1, 1998 through June 30, 2001. DHS intends to appeal this disallowance, and the State is vigorously defending this matter.

            Disability Rights New Jersey et al. v. Jennifer Velez (II).  Plaintiff, a non-profit agency designated as the State's protection and advocacy organization ("DRNJ"), and two clients of the DHS filed this action on September 29, 2005.  DRNJ alleges that DHS is in violation of the Americans With Disabilities Act (the "ADA"), the Rehabilitation Act and the Medicaid Act.  Plaintiffs are seeking declaratory and prospective injunctive relief, attorneys' fees, litigation expenses and other relief.  More specifically, the plaintiffs seek community placements for the people that plaintiffs allege are in State- operated developmental centers while awaiting community placement.  The State filed its answer on December 5, 2005.

            On February 1, 2008, the plaintiffs filed an amended complaint, alleging the Commissioner is in violation of the Fourteenth Amendment of the U.S. Constitution and the ADA because the Commissioner fails to provide for commitment hearings before a developmentally disabled individual is admitted to a State developmental center and fails to provide for on-going commitment hearings during an individual's continued residence at a State developmental center.  In addition, the plaintiffs seek injunction relief requiring that the State conduct hearings on notice and with representation for the developmentally disabled individual prior to admission and annually thereafter.  On May 21, 2007, DHS submitted an eight-year plan to the Legislature to make the necessary community placements.  The State filed its answer on June 4, 2007 and is vigorously defending this matter.

            Disability Rights New Jersey v. Jennifer Velez (III).  DRNJ filed suit on April 23, 2008 against the Commissioner of DHS seeking relief for individuals who are eligible for services from DHS' Division of Developmental Disabilities (the "Department"), seeking reformation of the Department's Home and Community Based Waiver services.  Part of that cost is borne by the Federal government as part of the New Jersey Community Care Waiver, which is part of the State's Medicaid plan.  DRNJ alleges that there are approximately 8,000 developmentally disabled persons on the waiting list for community placements.  Although both State law and the Medicaid Act allow waiting lists, DRNJ's suit alleges that the waiver program, as currently utilized, violates parts of the ADA, the Rehabilitation Act and the Medicaid Act.  DRNJ seeks an injunction requiring the State to provide the community services within specified reasonable time frames and to eliminate the waiting list within 3 years, as well as other relief, attorneys' fees other and costs.  The State filed a motion to dismiss the complaint on December 31, 2008. The United States Attorney's Office was notified of the Federal constitutional challenges involved in the motion to dismiss and filed a brief in opposition on June 29, 2009. On July 23, 2009, the court denied the State's motion to dismiss the complaint. The State is vigorously defending this matter.

            FiberMark North America, Inc. v. State of New Jersey, Department of Environmental Protection.  Plaintiff, as owner of the Warren Glen waste water treatment facility ("Warren Glen"), filed suit against the State's Department of Environmental Protection ("DEP") asserting that DEP is responsible for unpermitted discharges of landfill pollutants into one of its waste water treatment lagoons at Warren Glen.  Additionally, plaintiff claims it has suffered numerous damages due to costs associated with Warren Glen, such as costs to operate the facility, costs associated with the delay in the clean up, consulting and legal fees, and other costs resulting from being unable to cease operations and to decommission and sell Warren Glen.

Plaintiff claims it is the successor to a 1991 landfill agreement ("1991 Agreement"), by which it was obligated to receive and treat leachate from the neighboring landfill in their wastewater treatment lagoons before discharge into a river.  However, plaintiff claims, in a voluntary Chapter 11 bankruptcy petition for reorganization, the bankruptcy court granted its request to reject the 1991 Agreement on June 23, 2005.  Plaintiff claims it had no responsibility to treat the leachate from the neighboring landfill as of this date, but was forced by DEP to continue doing so between March 2006 and September 13, 2007, suffering damages from the illegal discharge of leachate into their facility.  In April 2007, DEP successfully rerouted the leachate so that it no longer runs into Warren Glen and is permanently enjoined from allowing leachate to run onto Warren Glen pursuant to a partial consent judgment in a related case, FiberMark North America, Inc. v. Jackson.  The State filed its answer to the complaint on June 23, 2008. The trial on this matter began on May 4, 2009.  DEP moved to dismiss the matter, which the court granted.  On May 26, 2009, plaintiff filed several motions with the trial court and also filed a notice of appeal with the appellate court.  By order dated September 18, 2009, the appellate court temporarily remanded the matter for 30 days for the trial judge to rule on the post-judgment motions previously filed with the trial court.  On October 23, 2009, the court issued a decision from the bench denying plaintiff's motions.  This matter is now back before the appellate court and the State is vigorously defending this matter.

            New Jersey Department of Environmental Protection et al. v. Occidental Chemical Corporation, et al. In December 2005, DEP, the Commissioner of DEP, and the Administrator of the New Jersey Spill Compensation Fund filed suit against Occidental Chemical Corporation ("Occidental"), Maxus Energy Corporation ("Maxus"), Tierra Solutions, Inc. ("Tierra") and certain other defendants seeking costs and damages relating to the discharge of dioxin into the Passaic River and its environs by Diamond Shamrock Corporation, a predecessor of defendant Occidental.  In November 2008, Maxus and Tierra filed counterclaims against the plaintiffs seeking, among other things: (i) contribution for an equitable share of any Passaic River cleanup and removal costs and damages for which Maxus and Tierra may be found liable and contribution for a proportionate share of cleanup and removal costs, damages or other losses for which Maxus and Tierra may be held liable or that they have incurred or may incur for the Newark Bay Complex; (b) the abatement of discharges of untreated or inadequately treated wastewater in the Newark Bay Complex, the abatement of pollution sources from outside the Newark Bay Complex; and an order removing DEP as trustee for natural resources within the Newark Bay Complex; (c) a judgment finding DEP liable for aiding and abetting discharges of polluting matter into the Passaic River, and an injunction prohibiting DEP from permitting or condoning the further discharge of polluting matter into the Passaic River or its tributaries; and (d) a judgment that DEP is liable for public nuisance in the event that all or part of the Newark Bay Complex is determined to be a public nuisance; an order imposing on the plaintiffs' an equitable share of any relief the court might order on the plaintiffs' public nuisance claims.  In February 2009, Maxus and Tierra filed third party complaints against the State, the Department of Agriculture and the DOT seeking contribution from each of these third party defendants.  The State is vigorously defending this matter.

            New Jersey Education Association et al. v. State of New Jersey et al.  Plaintiffs' complaint alleges that the State violated various State constitutional provisions, statutes and common law by failing to fund the Teachers' Pension and Annuity Fund ("TPAF") in the amount and manner prescribed by law while increasing the contribution paid by employees who participate in the fund from 3% to 5%.  In their complaint, plaintiffs ask that the defendants be directed to make a payment into the TPAF in the approximate amount of $484 million, or in the alternative, that the employees' contribution be maintained at 3% and not increased.  In addition, plaintiffs are seeking attorney's fees, disbursements and costs.

On April 28, 2004, the State moved to dismiss the complaint for failure to state a claim upon which relief can be granted.  On July 15, 2004, the court granted the State's motion to dismiss as to claims of violation of the constitutional principles of uniformity and fairness in taxation, violation of the Internal Revenue Code of 1986, as amended, and breach of promissory estoppel.  The court denied the State's motion on the other claims.  On or about June 28, 2004, the plaintiffs had filed an amended complaint, which included allegations of underfunding the TPAF for Fiscal Year 2005.  On November 23, 2004, the State moved to dismiss the amended complaint, which motion was denied.  The State then moved for leave to appeal to the Appellate Division seeking review of the court's denial of the State's motion to dismiss.  On January 13, 2005, the Appellate Division denied the State's motion.  On February 2, 2005, the State moved for leave to appeal to the State Supreme Court.  By order dated September 12, 2005, the Supreme Court denied the State's motion for leave to appeal.  On April 2, 2008, the trial court held that the plaintiffs had failed to provide a substantial impairment of a contractual right and dismissed the complaint in its entirety.  On May 22, 2008, the plaintiffs filed a notice of appeal.  Oral argument was held on December 15, 2009.  On March 4, 2010, the appellate court affirmed the trial court's decision on the grounds that there is no constitutionally-protected contract right to systematic funding of the TPAF. On March 22, 2010, plaintiffs filed a notice of petition for certification with the New Jersey Supreme Court challenging the appellate court's decision.  On June 22, 2010, the Supreme Court denied the plaintiffs' petition for certification.

            Professional Firefighters Association of New Jersey at al. v. State of New Jersey et al.  This matter was filed on October 4, 2005.  Plaintiffs' complaint alleges that the State violated various U.S. and State constitutional provisions, statuses and common law by failing to adequately fund the Police and Firemen's Retirement System ("PFRS") for Fiscal Years 2004 and 2005.  The plaintiffs also challenge the constitutionality of reductions in PFRS contributions required of local employers for Fiscal Years 2004-07.  On January 26, 2007, the court heard arguments on motions made by the State to dismiss the complaint.  On March 13, 2007, the court granted the State's motion to dismiss three counts of the seven-count complaint and to merge the other counts.  The only count before the court is the plaintiffs' claim that the State's funding decisions constitute an unconstitutional impairment of contract.  The plaintiffs filed a motion for summary judgment in August 2008.  The State filed a cross-motion for summary judgment to dismiss the complaint, or in the alternative, a stay of the proceedings pending resolution of the New Jersey Education Association matter.  On May 9, 2009, the court granted the plaintiffs' motion for an order allowing the plaintiffs' to amend their complaint to assert claims based on state law that permits local governments to defer certain of their pension contributions for Fiscal Year 2009.  On June 10, 2009, the State filed its answer to the amended complaint.  In light of the decision in New Jersey Education Association, the trial court dismissed the complaint on summary judgment.  The plaintiffs have appealed and the State is vigorously defending this matter.

            Twenty First Century Rail Corporation v. New Jersey Transit Corporation.  Twenty First Century Railroad ("TFC") is the prime contractor on the long-term design, construction and operation of a light rail project for New Jersey Transit Corporation ("NJ Transit").  One portion of the project was designed in its entirety by NJ Transit's design consultant firm, Parsons, Brinkerhoff, Quade & Douglass (the "Design Consultant"), and the construction subcontracted out by TFC.  TFC alleges that substantial design errors and omissions by the Design Consultant led to significant delays and damages for the subcontractor ("Frontier-Kemper").  In March 2009, NJ Transit filed an answer to TFC's complaint, counterclaims and cross-claims against TFC and Frontier-Kemper and a motion for summary judgment.  In March 2009, the Design Consultant filed cross-claims against NJ Transit and a third party complaint against other parties involved in the matter.

            In May 2009, the court heard oral argument on NJ Transit's motion for summary judgment.  As a result of the summary judgment motion, TFC and Frontier-Kemper conceded to the dismissal of their certain claims against NJ Transit.  The court also issued a case management order, with the consent of all parties, which provides for limited document discovery and for mediation of this matter to take place in October 2009.  Mediation occurred, but did not result in a settlement.  On December 4, 2009, the court entered an order providing that the TFC and Frontier-Kemper may not seek damages due to negligent performance of architectural services.  On February 18, 2010, NJ Transit filed a motion to dismiss TFC's and Frontier-Kemper's claims pursuant to the statute of limitations under the New Jersey Contractual Liability Act.  In March 2010, the court denied NJ Transit's motion to dismiss.  Frontier-Kemper filed a motion to disqualify the Design Consultant's attorneys based on an alleged conflict of interest.  On May 21, 2010, the court issued an order denying Frontier- Kemper's disqualification motion.  Frontier-Kemper has filed a motion for leave to appeal.  The State is vigorously defending this matter.

            Horizon Blue Cross/Blue Shield of New Jersey v. The State of New Jersey, et al.  The plaintiff has filed a complaint seeking a declaration that recent State legislation removing the availability of insurance premiums tax "cap" for health services corporations is unconstitutional under various provisions of the U.S. and New Jersey Constitutions, and to enjoin the State from collecting the insurance premiums tax.  On October 28, 2005, the trial court granted the State's motion to transfer the matter to the Tax Court.  On February 9, 2006, Horizon filed an order to show cause seeking injunctive relief against enforcement by the State of the legislation.  On February 21, 2006, the State filed its opposition to the order to show cause and also filed a cross motion to dismiss certain claims.  On February 22, 2006, the Tax Court denied Horizon's request for injunctive relief.  The Tax Court also, on February 22, 2006, denied the State's cross motion.  On June 9, 2006, the Tax Court dismissed Horizon's Section 1983 claim.  On February 2, 2009, Horizon filed a motion for summary judgment.  The State filed its opposition and cross-motion to plaintiff's motion for summary judgment on March 30, 2009.  On December 15, 2009, the Tax Court upheld the State's assessment of the insurance premiums tax and the constitutionality of the insurance premiums tax "cap" statute as amended.  The plaintiff has filed a notice of appeal, and the State is vigorously defending this matter.

            Oracle International Corporation v. Director, Division of Taxation.  In March 2009, Oracle International Corporation ("Oracle") filed a complaint contesting a tax assessment by the State's Department of the Treasury, Division of Taxation that imposed a corporation business tax on Oracle from 2001 to 2007.  Oracle alleges it is not subject to tax in the State, and challenges the assessment on a number of grounds.  The State intends to vigorously defend this matter.

            Pfizer Inc. et al.v. Director, Division of Taxation.  Two taxpayers, Pfizer Inc. ("Pfizer") and Whirlpool Properties, Inc. ("Whirlpool"), challenge the Tax Court's affirmance of the facial constitutionality of the State's "throw-out rule" (the "Rule"), which affects the amount of taxable income taxpayers "allocate" to the State.  The taxpayers asserted that the allocation formula under the Rule violates the due process and commerce clauses of the United States Constitution.  On May 29, 2008, the Tax Court granted the Division's cross-motion to sustain the facial constitutionality of the Rule.  The Tax Court found that, on its face, the Rule did not violate any of the constitutional provisions raised.  Taxpayers' "as-applied" challenges remain.  In August 2008, Pfizer and Whirlpool sought leave for interlocutory review in the State Supreme Court.  The Supreme Court granted interlocutory review, but concurrently remanded to the appellate court for review on the merits.  All parties briefed the facial constitutionality issue, and the appellate court heard oral argument on November 16, 2009.  On July 12, 2010, the appellate court affirmed the Tax Court's decision.

            Praxair Technology, Inc., v. Director, Division of Taxation. Praxair Technology, Inc. ("Praxair") challenges the Tax Court's affirmance of the Division's application of a previous ruling on the issue of "economic nexus" in connection with Praxair's 1994-1996 tax years.  On December 15, 2008, the appellate court reversed the Tax Court's decision and struck the Division's 1994-1996 assessment.  The Division filed a petition for certification with the State Supreme Court and, in response, Praxair filed a cross-petition for certification regarding the constitutionality of the 2002 Tax Amnesty penalty.  The State Supreme Court granted both petitions and heard oral arguments on October 26, 2009.  On December 15, 2009, the Supreme Court reversed the appellate court's decision and reinstated the Tax Court's ruling in favor of the Division on the underlying corporate business tax liability of Praxair for the 1994-1996 tax years.  The Supreme Court remanded the penalties and interest determinations to the appellate court.  The parties have fully briefed these issues on remand and await the appellate court's decision. The State intends to vigorously defend this matter.

            In re Appeal of Executive Order 14. On February 11, 2010, the Governor issued Executive Order No. 14 ("EO 14"), which declared a state of fiscal emergency due to a budget shortfall in excess of $2.2 billion.  The Governor also ordered the Director of the Division of Budget and Accounting (the "Budget Director") to identify and place into reserve funds in an amount sufficient to ensure that the State budget for Fiscal Year 2010 remains balanced.  In response to the Governor's mandate, the Budget Director placed into reserve, among other funds, $475 million from State Aid payments to school districts.  On March 24, 2010, the Perth Amboy and East Orange school districts filed an application and notice challenging certain portions of EO 14.  The appellants claim that the Governor's mandate to the Budget Director is without sufficient constitutional and statutory authority and violates principles of separation of powers.  Amboy filed a brief on April 5, 2010 and on the same date East Orange advised that it had withdrawn from the appeal.  The State's opposition brief was filed on April 14, 2010.  On June 14, 2010, the court denied the appellants application and upheld EO 14.  On June 24, 2010, the appellant filed a motion for reconsideration, which was denied by the appellate court in July 2010.

            Mid-Atlantic Solar Energy Indus. Ass'n v. Christie.  In response EO 14, the Budget Director also placed into reserve, among other funds, $158 million from the Clean Energy Trust Fund.  On March 24, 2010, Mid-Atlantic Solar Energy Industries Association, a trade and advocacy organization comprised of solar manufacturers, filed a notice challenging the transfer.  The appellant claims that the Governor's mandate to the Budget Director violates the State Constitution and was without legislative authorization. The appellant is seeking a court order directing the State Treasurer to return the $158 million to the Clean Energy Trust Fund.  On June 29, 2010, a supplemental appropriations bill was enacted providing that, notwithstanding any law or regulation to the contrary, an amount not in excess of $158 million may be transferred from the Clean Energy Fund into the General Fund as State revenue, subject to the approval of the Budget Director.  On June 29, 2010, the State filed a motion to dismiss this appeal as moot.

APPENDIX B

Rating Categories

            Description of certain ratings assigned by Standard & Poor’s Ratings Services (“S&P”),
Moody’s Investors Service (“Moody’s”), and Fitch Ratings (“Fitch”):

S&P

Long-term

AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Note:  The rating ‘AA’ may be modified by the addition of a plus (+) or minus (‑) sign designation to show relative standing within the rating category.

Short-term

SP-1
Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1
This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2
Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1’.

Moody’s

Long-term

Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards.  Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each such generic rating classification.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG 1
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA
Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2
Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to long-term and short-term ratings:  A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1.’

___________________________________________________________________________

DREYFUS MUNICIPAL FUNDS, INC.

DREYFUS HIGH YIELD MUNICIPAL BOND FUND

CLASS/TICKER:   A/DHYAX, C/DHYCX, I/DYBIX, Z/DHMBX

STATEMENT OF ADDITIONAL INFORMATION

JANUARY 1, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus High Yield Municipal Bond Fund (the "Fund"), a series of Dreyfus Municipal Funds, Inc. (the "Company"), dated January 1, 2010, as the Prospectus may be revised from time to time. To obtain a copy of the Fund's Prospectus, please call your financial adviser, or write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561).

The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

Page

Description of the Company and Fund

Management of the Company and Fund

Management Arrangements

How to Buy Shares

Distribution Plan, Service Plan and Shareholder Services Plan

How to Redeem Shares

Shareholder Services

Determination of Net Asset Value

Dividends, Distributions and Taxes

Portfolio Transactions

Information About the Company and Fund

Counsel and Independent Registered Public Accounting Firm

Appendix

B-2 B-23 B-35 B-41 B-48 B-50 B-55 B-59 B-60 B-62 B-65 B-67 B-68

DESCRIPTION OF THE COMPANY AND FUND

The Company is a Maryland corporation that commenced operations on December 16, 1991.  The Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund.  As a municipal bond fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Bonds").

The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the Fund's investment adviser.

MBSC Securities Corporation (the "Distributor") is the distributor of the Fund's shares.

Certain Portfolio Securities

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Municipal Bonds.  As a fundamental policy, the Fund normally invests at least 80% of the value of its net assets (plus any borrowings for investment purposes) in Municipal Bonds.  To the extent acceptable Municipal Bonds are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other debt securities that are subject to Federal personal income tax.  Municipal Bonds generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Bonds are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Bonds include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Bonds bear fixed, floating or variable rates of interest, which are determined, in some instances, by formulas under which the Municipal Bond's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.  Certain Municipal Bonds are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Bonds and purchased and sold separately.

The yields on Municipal Bonds are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Bond market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Bonds include certain private activity bonds (a type of revenue bond), the income from which is subject to the Federal alternative minimum tax ("AMT").  The Fund may invest without limitation in such Municipal Bonds if the Manager determines that their purchase is consistent with the Fund's investment objectives.

Certain Tax Exempt Obligations.  The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amount borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Bonds.

Tax Exempt Participation Interests.  The Fund may purchase from financial institutions participation interests in Municipal Bonds (such as industrial development bonds and municipal lease/purchase agreements).  A participation interest gives the Fund an undivided interest in the Municipal Bond in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Bond.  These instruments may have fixed, floating or variable rates of interest.  If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Company's Board has determined meets prescribed quality standards for banks, or the payment obligation otherwise will be collateralized by U.S. Government securities.  For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Bond, plus accrued interest.  As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Bond, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with Municipal Bonds.  Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.  However, certain lease obligations in which the Fund may invest may contain "non‑appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although "non‑appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  Certain lease obligations may be considered illiquid.  Determination as to the liquidity of such securities is made in accordance with guidelines established by the Company's Board.  Pursuant to such guidelines, the Board has directed the Manager to monitor carefully the Fund's investment in such securities with particular regard to:  (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Manager may deem relevant.  In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the Company's Board has directed the Manager to consider:  (a) whether the lease can be canceled; (b) what assurance there is that the assets represented by the lease can be sold; (c) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (d) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (e) the legal recourse in the event of failure to appropriate; and (f) such other factors concerning credit quality as the Manager may deem relevant.  The Fund will not invest more than 15% of the value of its net assets at the time of purchase in lease obligations that are illiquid and in other illiquid securities.

Tender Option Bonds.  The Fund may purchase tender option bonds.  A tender option bond is a Municipal Bond (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate.  The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Bond, of any custodian and of the third party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Bond and for other reasons.

The Fund will purchase tender option bonds only when the Manager is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Bonds and that payment of any tender fees will not have the effect of creating taxable income for the Fund.  Based on the tender option bond agreement, the Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored to assure that it is valued at fair value.

Custodial Receipts.  The Fund may purchase custodial receipts representing the right to receive certain future principal and interest payments on Municipal Bonds which underlie the custodial receipts.  A number of different arrangements are possible.  In a typical custodial receipt arrangement, an issuer or a third party owner of Municipal Bonds deposits such obligations with a custodian in exchange for two classes of custodial receipts.  The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted, and ownership changes, based on an auction mechanism.  The interest rate on this class generally is expected to be below the coupon rate of the underlying Municipal Bonds and generally is at a level comparable to that of a Municipal Bond of similar quality and having a maturity equal to the period between interest rate adjustments.  The second class bears interest at a rate that exceeds the interest rate typically borne by a security of comparable quality and maturity; this rate also is adjusted, but in this case inversely to changes in the rate of interest of the first class.  The aggregate interest paid with respect to the two classes will not exceed the interest paid by the underlying Municipal Bonds.  The value of the second class and similar securities should be expected to fluctuate more than the value of a Municipal Bond of comparable quality and maturity, which would increase the volatility of the Fund's net asset value.  These custodial receipts are sold in private placements.  The Fund also may purchase directly from issuers, and not in a private placement, Municipal Bonds having characteristics similar to custodial receipts.  These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor.

Inverse Floaters.  The Fund may invest in residual interest Municipal Bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters").  An investment in inverse floaters may involve greater risk than an investment in a fixed-rate Municipal Bond.  Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate Municipal Bond.  Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates rise, and increase the interest paid to the Fund when short-term interest rates fall.  Investing in inverse floaters involves leveraging which may magnify the Fund's gains or losses.  Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate Municipal Bonds with comparable credit quality, coupon, call provisions and maturity.  These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

            Inverse floaters typically are derivative instruments created by depositing Municipal Bonds in a trust which divides the bond's income stream into two parts:  a short-term variable rate demand note and a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses.  Interest on the inverse floater usually moves in the opposite direction as the interest on the variable rate demand note.  The Fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market.  When structuring an inverse floater, the Fund will transfer to a trust fixed rate Municipal Bonds held in the Fund's portfolio.  The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate Municipal Bonds.  In return for the transfer of the Municipal Bonds to the trust, the Fund receives the inverse floaters and cash associated with the sale of the notes from the trust.  For accounting purposes, the Fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the Fund.  Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction.

Zero Coupon, Pay-In-Kind and Step-Up Municipal Bonds.  The Fund may invest in zero coupon securities, which are Municipal Bonds issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are Municipal Bonds that generally pay interest through the issuance of additional bonds; and step-up bonds, which are Municipal Bonds that typically do not pay interest for a specified period of time and then pay interest at a series of different rates.  For zero-coupon securities, the amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer.  Zero coupon securities also may take the form of Municipal Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons.  The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of Municipal Bonds that pay cash interest periodically having similar maturities and credit qualities.  In addition, unlike Municipal Bonds which pay cash interest throughout the period to maturity, the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Pre-Refunded Municipal Bonds.  The Fund may invest in pre-refunded Municipal Bonds.  The principal and interest on pre-refunded Municipal Bonds are no longer paid from the original revenue source for the securities.  Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities.  The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Bonds.  Issuers of Municipal Bonds use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer.  For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Bonds.  However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Bonds remain outstanding on their original terms until they mature or are redeemed by the issuer.

Mortgage-Backed Municipal Securities.  The Fund may invest in Municipal Bonds of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families.  Certain of such housing bonds may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries.  Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss.  Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates.  Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period.  The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Special Taxing Districts.  The Fund may invest in Municipal Bonds issued in connection with special taxing districts.  Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment.  The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.  They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds.  Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees.  The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Collateralized Debt Obligations.  The Fund may invest in collateralized debt obligations ("CDOs"), which are securitized interests in pools of—generally non-mortgage—assets.  Assets called collateral usually comprise loans or debt instruments.  A CDO may be called a collateralized loan obligation  or collateralized bond obligation if it holds only loans or bonds, respectively.  Investors bear the credit risk of the collateral.  Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics.  Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of credit risk.  If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches.  Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa.  The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Auction Rate Securities.  The Fund may invest in auction rate securities, including auction rate Municipal Bonds and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Bonds (collectively, "auction rate securities").  Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals.  The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield.  The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.  While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.  The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration.  The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the Investment Company Act of 1940, as amended (the "1940 Act").  See "Investment Companies" below.  Dividends received by the Fund on such auction rate Municipal Bonds will not be eligible for treatment as tax-qualified dividends.

            Ratings of Municipal Bonds.  The Fund normally will invest at least 50% of the value of its net assets in securities which, in the case of Municipal Bonds, are rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch" and, together with Moody's and S&P, the "Rating Agencies").  Municipal Bonds rated BBB by S&P and Fitch are regarded as having adequate capacity to pay principal and interest, while those rated Baa by Moody's are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics.  Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate.  Securities rated BB by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.  Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing.  Securities rated D by S&P and Fitch are in default and the payment of interest and/or repayment of principal is in arrears.  The Fund may invest up to 10% of its assets in defaulted Municipal Bonds.  Such securities, though high yielding, are characterized by great risk.  See "Appendix" for a general description of securities ratings.  The Fund also may invest in securities which, while not rated, are determined by the Manager to be of comparable quality to the rated securities in which the Fund may invest; for purposes of the 50% requirement described in this paragraph, such unrated securities will be considered to have the rating so determined.  The Fund may invest up to 50% of its assets in higher quality Municipal Bonds (those rated AAA/Aaa to A or the unrated equivalent as determined by the Manager).

The average distribution of Fund investments (at value) in Municipal Bonds (including notes) by ratings for the fiscal year ended August 31, 2010, computed on a monthly basis, was as follows:

Fitch or	Moody's or	S&P	Percentage of Value
AAA	Aaa	AAA	7.5%
AA	Aa	AA	1.2%
A	A	A	13.7%
BBB	Baa	BBB	38.1%
BB	Ba	BB	10.8%
B	B	B	1.7%
CCC	Caa	CCC	2.5%
CC	Ca	CC	0.1%
F-1	MIG 1/P-1	SP-1/A-1	0.5%
Not Rated	Not Rated	Not Rated	23.9%*
			100.0%
__________

*Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following category:  Aa/AA (0.1%), A/A (0.4%), Baa/BBB (6.7%), Ba/BB (11.8%), and B/B (4.9%).

The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Bonds which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

Investment Companies.  The Fund may invest in securities issued by other investment companies.  Under the 1940 Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.  As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.  These expenses would be in addition to the advisory fees and other expenses that the Fund bears directly in connection with its own operations.  The Fund also may invest its uninvested cash reserves, or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program, in shares of one or more money market funds advised by the Manager.  Such investments will not be subject to the limitations described above.  See "Lending Portfolio Securities."

Illiquid Securities.  The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objectives.  Such securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated, non-exchange traded options and securities used to cover such options.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments ("Taxable Investments") consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody's, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers' acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See "Dividends, Distributions and Taxes."  Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in Taxable Investments.  Under normal market conditions, the Company anticipates that not more than 5% of the value of the Fund's total assets will be invested in any one category of Taxable Investments.

Investment Techniques

The following information supplements and should be read in conjunction with the Fund's Prospectus.  The Fund's use of certain of the investment techniques described below may give rise to taxable income.

Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets.  The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.  While such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

Lending Portfolio Securities.  The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities.  The Fund also has the right to terminate a loan at any time.  The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon.  Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan).  The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee.  If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment.  The Fund may participate in a securities lending program operated by The Bank of New York Mellon, as lending agent (the "Lending Agent").  The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities.  Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.  Loans are made only to borrowers that are deemed by the Manager to be of good financial standing.  In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral.  The Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

Credit Enhancement.  The Fund may invest in securities that have credit enhancement.  Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults.  In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer.  Normally, the credit enhancer has greater financial resources and liquidity than the issuer.  For this reason, the Manager usually evaluates the credit risk of a fixed income security with credit enhancement based solely upon its credit enhancement.

Derivatives.  The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns.  Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.  Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.  Examples of derivative instruments the Fund may use (in addition to inverse floaters, municipal mortgage-backed securities, and CDOs and other asset-backed securities) include options contracts, futures contracts, options on futures contracts, swap agreements, structured notes and credit derivatives.  The Fund's portfolio managers may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole.  Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.  However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss.  The Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.  The market for many derivatives is, or suddenly can become, illiquid.  Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives.  Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives.  This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk.  As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange.  By contrast, no clearing agency guarantees over-the-counter derivatives.  Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.  Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund.  Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Some derivatives the Fund may use may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage could increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the Securities and Exchange Commission ("SEC"), the Fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts that are not contractually required to cash settle, the Fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a futures contract at the time of valuation) while the positions are open. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund's daily marked-to-market net obligation (i.e., the Fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Neither the Company nor the Fund will be a commodity pool.  The Company has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility, as a registered investment company, for an exclusion from the definition of commodity pool operator and that neither the Company nor the Fund is subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Futures Transactions--In General.  A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date.  These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security.  An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date.  The Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, securities, and security indexes.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date.  If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  Transaction costs also are included in these calculations.

The Fund may enter into futures contracts in U.S. domestic markets.  Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets.  Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day.  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures and options with respect thereto by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.  For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.  Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet variation margin requirements.  The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Specific Futures Transactions.  The Fund may purchase and sell interest rate futures contracts.  An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell municipal bond index futures contracts. Municipal bond index futures contracts are based on an index of Municipal Bonds. The index assigns relative values to the Municipal Bonds included in the index and fluctuates with changes in the market value of such Municipal Bonds. The contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash based upon the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

Options--In General.  The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.  Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets.  A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction.  The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.  The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist.  A liquid secondary market in an option may cease to exist for a variety of reasons.  In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options.  There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions.  The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market.  An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index.  Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option.  Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

The Fund may purchase cash-settled options on interest rate swaps, described below, denominated in U.S. dollars, in pursuit of its investment objectives.  Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.

Successful use by the Fund of options and options on futures will be subject to the Manager's ability to predict correctly movements in interest rates and prices of securities underlying options.  To the extent the Manager's predictions are incorrect, the Fund may incur losses.

Swap Transactions and Other Credit Derivatives.  The Fund may engage in swap transactions, including interest rate swaps, interest rate locks, caps, collars and floors, credit default swaps, and index swap agreements and other credit derivative products, to seek to mitigate risk, manage maturity and duration, reduce portfolio turnover, or obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return.  The Fund also may enter into options on swaps, sometimes called "swaptions."  Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. Caps and floors have an effect similar to buing or writing options.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of credit default swaps or securities representing a particular index.  The "notional amount" of the swap agreement is only used as a basis upon which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Most swap agreements entered into by the Fund are cash settled and calculate the obligations of the parties to the agreement on a "net basis."  Thus, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").  The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the Fund.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  A cash-settled option on a swap gives the purchaser the right in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.  Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option.  When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised.  However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Interest rate swaps are over-the-counter contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap.  Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The Fund may enter into credit default swap agreements and similar agreements, which may have as reference obligations securities that are or are not currently held by the Fund.  The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled.  The Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date.  However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event.  If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.  Credit default swaps and similar instruments involve greater risks than if the Fund had invested in the reference obligation directly, since, in addition to general market risks, they are subject to illiquidity risk, counterparty risk and credit risk.

The Fund may invest in credit linked securities issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed income markets or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a Municipal Bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security.  For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, or a counterparty defaults, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  In addition, it is possible that developments in the credit derivatives market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap or other credit derivative agreements or to realize amounts to be received under such agreements.

The Fund will enter into swap and other credit derivatives transactions only when the Manager believes it would be in the best interests of the Fund to do so.  In addition, the Fund will enter into swap and other credit derivative agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines).

Structured Notes.  Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an "embedded index"), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.  The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding.  As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments.  The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indexes or other assets.  Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Credit Derivatives.  The Fund may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives.  Default price risk derivatives are linked to the price of  reference securities or loans after a default by the issuer or borrower, respectively.  Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index.  There are three basic transactional forms for credit derivatives: swaps, options and structured instruments.  The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions.  If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.  Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.  The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction.  For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option.  In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium it paid for the option and the decline in value of the underlying security that the default option hedged.

Future Developments.  The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objectives and legally permissible for the Fund.  Before the Fund enters into such transactions or makes any such investment, the Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Short-Selling.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  The Fund may make short-sales to hedge positions, for duration and risk management, to maintain portfolio flexibility or to enhance returns.  To complete a short-sale transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

The Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of sale.  At no time will the Fund have more than 15% of the value of its net assets in deposits on short sales against the box.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Stand-By Commitments.  The Fund may acquire "stand-by commitments" with respect to Municipal Bonds held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate its portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Bond and similarly decreasing such security's yield to investors.  Gains realized in connection with stand-by commitments will be taxable.  The Fund also may acquire call options on specific Municipal Bonds.  The Fund generally would purchase these call options to protect the Fund from the issuer of the related Municipal Bond redeeming, or other holder of the call option from calling away, the Municipal Bond before maturity.  The sale by the Fund of a call option that it owns on a specific Municipal Bond could result in the receipt of taxable income by the Fund.

Forward Commitments.  The Fund may purchase or sell Municipal Bonds and other securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Municipal Bonds and other securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Certain Investment Considerations and Risks

Investing in Municipal Bonds.  The Fund may invest more than 25% of the value of its total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities whose issuers are located in the same state.  As a result, the Fund may be subject to greater risk as compared to a municipal bond fund that does not follow this practice.

Certain provisions in the Internal Revenue Code of 1986, as amended (the "Code"), relating to the issuance of Municipal Bonds may reduce the volume of Municipal Bonds qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Bonds available for purchase by the Fund and thus reduce available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Bonds may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Bonds for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objectives and policies and submit possible changes in the Fund's structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Bond as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

Lower Rated Municipal Bonds.   The Fund may invest without limitation in higher yielding (and, therefore, higher risk) Municipal Bonds rated below investment grade by the Rating Agencies (commonly known as "high yield" or "junk" bonds).  They may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Municipal Bonds.  See "Appendix" for a general description of the Rating Agencies' ratings of municipal securities.  Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these bonds.  The Fund will rely on the Manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

The market values of many of these bonds tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate over time.  These bonds generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market for these bonds does exist, it generally is not as liquid as the secondary market for higher rated securities.  The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer.  The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities.  In such cases, the Manager's judgment may play a greater role in valuation because less reliable objective data may be available.

These bonds may be particularly susceptible to economic downturns.  An economic recession could adversely affect the ability of the issuers of lower-rated bonds to repay principal and pay interest thereon which would increase the incidence of default for such securities.  It is likely that any economic recession also could disrupt severely the market for such securities and have an adverse impact on their value.

The Fund may acquire these bonds during an initial offering.  Such securities may involve special risks because they are new issues.  The Fund has no arrangement with any person concerning the acquisition of such securities, and the Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step-up securities, in which the Fund may invest up to 5% of its total assets.  In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Non-Diversified Status.  The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.  The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer.  Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers or industries, the Fund may be more sensitive to changes in the market value of a single issuer or industry.  However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.  These limitations do not apply to U.S. Government securities.

Investment Restrictions

The Fund's investment objectives and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Bonds (or other instruments with similar economic characteristics) are fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities.  In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies.  Investment restrictions numbered 8 through 12 are not fundamental policies and may be changed by a vote of a majority of the Company's Board members at any time.  The Fund may not:

1.                  Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Municipal Bonds (other than Municipal Bonds backed only by assets and revenues of non-governmental issuers) and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2.                  Invest in physical commodities or commodities contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

3.                  Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

4.                  Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets).

5.                  Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets) or as otherwise permitted by the SEC.  For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund.  Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

6.                  Act as an underwriter of securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Bonds directly from an issuer for its own portfolio to take advantage of the lower purchase price available, and except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

7.                  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies.  For purposes of this Investment Restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

8.                  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Investment Restriction.

9.                  Invest in the securities of a company for the purpose of exercising management or control.

10.              Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

11.              Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

12.              Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when- issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.  With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY AND FUND

Board of the Company

Board's Oversight Role in Management.  The Board's role in management of the Company is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Company, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Company's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Company's independent registered public accounting firm and the Company's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Manager and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Company's Board members not be "interested persons" (as defined in the 1940 Act) of the Company and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Company's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Company's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Company (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director
(1997 - Present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 - 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (2006)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 - 2006)	N/A

Gordon J. Davis (69) Board Member (1995)	Partner in the law firm of Dewey & LeBoeuf, LLP	Consolidated Edison, Inc., a utility company, Director (1997 - present) The Phoenix Companies, Inc., a life insurance company, Director (2000 - present)

Joni Evans (68) Board Member (1985)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994-2006)

N/A

Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet, Inc., an electronics distributor, Director (1993 - present)

Richard C. Leone (70) Board Member (2006)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	Partnership for a Secure America, Director

Hans C. Mautner (73) Board Member (2006)	President – International Division and an Advisory Director of Simon Property Group, a real estate investment company Chairman and Chief Executive Officer of Simon Global Limited	N/A

Robin A. Melvin (47) Board Member (2006)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 - present)

Senior Vice President, Mentor, a national non-profit youth mentoring organization (1992 - 2005)

N/A

Burton N. Wallack (60) Board Member (1991)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (2006)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 - present)

Each Board member has been a Board member of Dreyfus mutual funds for over 10 years. Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Company and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino - Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010. Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of  Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees. Board members are elected to serve for an indefinite term.  The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Company's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Company's nominating committee, among other things, is responsible for selecting and nominating persons as members of the Board for elections or appointment by the Board and for election by shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Company, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board. The Company also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments.  The Company's audit committee met four times and the compensation committee and nominating committee met once during the fiscal year ended August 31, 2010.  The Company's pricing committee did not meet during the fiscal year ended August 31, 2010.

The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2009.

Name of Board Member	Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	None
William Hodding Carter III	None	$10,001- $50,000
Gordon J. Davis	None	Over $100,000
Joni Evans	None	None
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	$50,001-$100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

As of December 31, 2009, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Effective January 1, 2010, the Company pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and 15 other funds (comprising 30 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Company paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended August 31, 2010, and the amount paid by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) during the year ended December 31, 2009, were as follows:

Name of BoardMember	Aggregate Compensation From the Company*	Total Compensation From the Company and Fund Complex Paid to Board Member(**)
Joseph S. DiMartino	$2,429	$873,427 (192)
David W. Burke	$1,943	$395,190 (95)
William Hodding Carter III	$1,943	$85,000 (31)
Gordon J. Davis	$1,943	$139,192 (48)
Joni Evans	$1,821	$88,100 (31)
Arnold S. Hiatt***	$627	$31,750 (31)
Ehud Houminer	$1,821	$221,500 (67)
Richard C. Leone	$1,943	$88,600 (31)
Hans C. Mautner	$1,811	$82,600 (31)
Robin A. Melvin	$1,821	$88,600 (31)
Burton N. Wallack	$1,943	$89,100 (31)
John E. Zuccotti	$1,821	$88,100 (31)

______________________

*      Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,193 for the Fund.

**   Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

*** Emeritus Board member since May 26, 2007.

Officers of the Company

BRADLEY J. SKAPYAK, President since January 2010.  Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager.  Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.   Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005. Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 51 years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.   Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager.  He is 43 years old and has been an employee of the Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010. Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.  Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios).  From November 2001 through March 2004, Mr. Connolly was First Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.

The Company's Board members and officers, as a group, owned less than 1% of the Fund's outstanding voting securities on December 7, 2010.

As of December 7, 2010, the following shareholders were known by the Company to own of record 5% or more of the Fund's outstanding voting securities:

Class A

American Enterprise Investment Svs 707 2nd Avenue South Minneapolis, MN 55402-2405	28.2213%

Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville, FL 32246	12.4271%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.3530%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	8.4304%

Class C

Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville , FL 32246	43.8028%

American Enterprise Investment Svs PO BOX 9446 Minneapolis, MN 55440-9446	16.7424%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	12.2799%

UBS WM USA 499 Washington Blvd. Jersey City, NJ 07310-1995	8.7742%

Class I

Merrill Lynch 4800 Deer Lake Drive East – 2nd Floor Jacksonville , FL 32246	69.7436%

First Clearing, LLC 10750 Wheat First Drive Glen Allen, VA 23060	29.2451%

Class Z

American Enterprise Investment Svs PO BOX 9446 Minneapolis, MN 55440-9446	35.1129%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.4172%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENTS

Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

Management Agreement. The Manager provides management services to the Fund pursuant to a Management Agreement (the "Agreement") between the Company and the Manager.  The Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Manager.  The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

            The following persons are officers and/or directors of the Manager:  Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President-Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President-Information Systems; John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer; James Bitetto, Secretary; and Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Manager.  The Manager provides day-to-day management of the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Company's Board to execute purchases and sales of securities.  The Fund's portfolio manager is James Welch, who is employed by Dreyfus and Standish Mellon Asset Management Company LLC ("Standish"), a subsidiary of BNY Mellon and an affiliate of Dreyfus.  The Manager and its affiliates also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund and for other funds advised by the Manager.

The Company, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities that may be purchased or held by the Fund.  The Code of Ethics subjects its personal securities transactions of the Manager's employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon's Investment Ethics Committee (the "Committee").  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Portfolio Manager Compensation.  The Fund’s portfolio managers are compensated by Standish and not by the Fund. Portfolio manager compensation is comprised of a market-based salary, an annual incentive plan and a long-term incentive plan.  Portfolio managers are eligible to join the BNY Mellon deferred compensation program, and the BNY Mellon defined contribution pension plan, pursuant to which employer contributions are invested in BNY Mellon common stock.

            Under the annual incentive plan, portfolio managers may receive a bonus of up to two times their annual salary, at the discretion of management. In determining the amount of the bonus, significant consideration is given to the portfolio manager's one-year (weighted 50%) and three-year (weighted 50%) pre-tax performance compared to that of appropriate peer groups.  Other factors considered are individual qualitative performance, asset size and revenue growth of the product managed by the portfolio manager.

            Under the long-term incentive plan, restricted BNY Mellon stock and phantom Standish stock is awarded based on the discretion of management based on individual performance and contributions to the BNY Mellon organization.

Additional Information About the Portfolio Manager.  The following table lists the number and types of other accounts advised by the Fund's primary portfolio manager and assets under management in those accounts as of the end of the Fund's fiscal year:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed	Pooled Accounts	Assets Managed	Other Accounts	Assets Managed

James Welch	9	$5,087 million	1	$512 million	20	$518 million

None of the accounts are subject to a performance-based advisory fee.

The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of the end of the Fund's fiscal year:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
James Welch	None

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations), bank common trust accounts and wrap fee programs ("Other Accounts").

Potential conflicts of interest may arise because of Dreyfus' management of the Fund and Other Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Dreyfus may be perceived as causing accounts it manages to participate in an offering to increase Dreyfus' overall allocation of securities in that offering, or to increase Dreyfus' ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Dreyfus may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to the Fund, that they are managing on behalf of Dreyfus.  Dreyfus periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Dreyfus could be viewed as having a conflict of interest to the extent that Dreyfus or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the Fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the Fund.  For these or other reasons, the portfolio managers may purchase different securities for the Fund and the Other Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Other Accounts.  The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in another account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Conflicts of interest similar to those described above arise when portfolio managers are employed by a sub-investment adviser or are dual employees of the Manager and an affiliated entity and such portfolio managers also manage other accounts.

Dreyfus' goal is to provide high quality investment services to all of its clients, while meeting Dreyfus' fiduciary obligation to treat all clients fairly.  Dreyfus has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Dreyfus monitors a variety of areas, including compliance with Fund guidelines, the allocation of initial public offerings, and compliance with Dreyfus' Code of Ethics.  Furthermore, senior investment and business personnel at Dreyfus periodically review the performance of the portfolio managers for Dreyfus-managed funds.

BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus. Accordingly, Dreyfus has informed management of the Fund that in making investment decisions for the Fund it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Company, with respect to the Fund, are borne by the Company, except to the extent specifically assumed by the Manager.  The expenses borne by the Company, with respect to the Fund, include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, cost of shareholders reports and corporate meetings, and any extraordinary expenses.  Expenses attributable to the Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Fund and any other series of the Company on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of the Fund and any such other series.  In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.  Class A and Class C shares are subject to an annual shareholder services fee and Class C shares are subject to an annual distribution fee.  Class Z shares are subject to an annual fee for distribution and servicing.  See "Distribution Plan, Service Plan and Shareholder Services Plan."  All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager's services, the Company has agreed to pay the Manager a monthly management fee at the annual rate of 0.60% of the value of the Fund's average daily net assets.  For the fiscal years ended August 31, 2008, 2009 and 2010, the management fees payable, the reduction in fees and net fees paid by the Fund were as follows:

Management Fee Payable			Reduction in Fee			Net Fees Paid by Fund
2008	2009	2010	2008	2009	2010	2008	2009	2010
$1,252,950	$1,170,078	$1,326,373	$0	$50	$0	$1,252,950	$1,170,028	$1,326,373

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.

Distributor.  The Distributor, a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually. The Distributor also serves as a distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust. Before June 30, 2007, the Distributor was known as "Dreyfus Service Corporation."

The Distributor compensates Service Agents for selling Class A shares subject to a contingent deferred sales charge ("CDSC") and Class C shares at the time of purchase from its own assets.  The proceeds of the CDSC and fees pursuant to the Fund's Distribution Plan (described below), in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable Class of Fund shares.  The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees.  For purchases of Class A shares subject to a CDSC, and Class C shares the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the net asset value of such shares purchased by their clients.

The amounts retained on the sale of Fund shares by the Distributor from sales loads and from CDSCs, as applicable, with respect to the Fund's Class A and Class C shares, for the fiscal years ended August 31, 2008, 2009 and 2010, are set forth below.

Share Class	Fiscal Year Ended August 31, 2008	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2010
Class A	$42,287	$26,255	$18,748
Class C	$6,281	$23,424	$5,943

The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund's total expense ratio will not be affected by any such payments.  These additional payments may be made to certain intermediaries, including affiliates that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager's or the Distributor's own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, is the Fund's transfer and dividend disbursing agent.  Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of Fund shares.

The Bank of New York Mellon (the "Custodian"), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, is the Fund's custodian.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  Under a custody agreement with the Company, the Custodian holds the Fund's securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor.  Class A and Class C shares of the Fund may be purchased only by clients of Service Agents, including the Distributor.  Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.  You will be charged a fee if an investment check is returned unpayable.  It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified plans.  Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.

The Company reserves the right to reject any purchase order.  The Fund will not establish an account for a "foreign financial institution," as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001.  Foreign financial institutions include:  foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Company will not accept cash, travelers' checks, or money orders as payment for shares.

Service Agents may receive different levels of compensation for selling different Classes of shares.  Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees.  You should consult your Service Agent in this regard.  As discussed under "Management Arrangements – Distributor," Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments it may receive in connection with the sale of Fund shares or the provision of services to the Fund.

Class I shares are offered only to (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Distributor to offer Class I shares to their clients, (ii) law firms or attorneys acting as trustees or executors/administrators, (iii) foundations and endowments that make an initial investment in the Fund of at least $1 million, and (iv) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available.  Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Z shares are offered only to shareholders of the Fund with Fund accounts that existed on the date the Fund's shares were classified as Class Z shares, and who continue to maintain accounts with the Fund at the time of purchase.  In addition, certain broker-dealers and other financial institutions maintaining accounts with the Fund at that time may open new accounts in Class Z on behalf of "wrap accounts" or similar programs.  Class Z shares generally are not available for new accounts.

Share certificates are issued only upon your written request.  No certificates are issued for fractional shares.

When purchasing Fund shares, you must specify which Class is being purchased.  Your Service Agent can help you choose the share class that is appropriate for your investment.  The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund.  Please refer to the Fund's Prospectus for a further discussion of those factors.

In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase.  You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

The minimum initial investment is $1,000.  Subsequent investments must be at least $100.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50.  The initial investment must be accompanied by the Account Application.  Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee accounts or other fee-based programs.  The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Fund shares also may be purchased through Dreyfus-Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan as described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

Fund shares are sold on a continuous basis.  Net asset value per share of each Class is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business.  For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange.  Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.  For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."

If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a regular business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next regular business day, except where shares are purchased through a dealer as provided below.

Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on a regular business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the orders will be based on the next determined public offering price.  It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day.  For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed.  If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Class A Shares.  The public offering price for Class A shares is the net asset value per share of that Class plus a sales load as shown below:

	Total Sales Load*
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $50,000	4.50	4.71	4.25
$50,000 to less than $100,000	4.00	4.17	3.75
$100,000 to less than $250,000	3.00	3.09	2.75
$250,000 to less than $500,000	2.50	2.56	2.25
$500,000 to less than $1,000,000	2.00	2.04	1.75
$1,000,000 or more	-0-	-0-	-0-

*  Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares purchased without an initial sales charge as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase.  The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.  If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.  See "Management Arrangements—Distributor."

The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

Set forth below is an example of the method of computing the offering price of the Fund's Class A shares.  The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value per share at August 31, 2010:

Net Asset Value, per share............................	$11.74
Per Share Sales Charge – 4.50% of offering price (4.70% of net asset value per share).....................................................	0.55
Per Share Offering Price to the Public.........	$12.29

Dealers' Reallowance—Class A Shares.  The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers.  The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by the Manager, which are sold with a sales load, such as Class A shares.  In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.  See "Management Arrangements—Distributor."

Class A Shares Offered at Net Asset Value.  Full-time employees of Financial Industry Regulatory Authority ("FINRA") member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with a FINRA member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege.  This privilege also applies to full-time employees of financial institutions affiliated with FINRA member firms whose full-time employees are eligible to purchase Class A shares at net asset value.  In addition, Class A shares are offered at net asset value without a sales load to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

Class A shares may be purchased at net asset value without a sales load through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

Class A shares also may be purchased at net asset value without a sales load, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

Class A shares may be purchased at net asset value without a sales load by qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Dreyfus managed fund, since on or before February 28, 2006.

Class A shares may be purchased at net asset value without a sales load with the cash proceeds from an investor's exercise of employment-related stock options, whether invested in the Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options.  Upon establishing the account in the Fund or Dreyfus-managed money market fund, the investor and the investor's spouse or minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options.

Class A shares may be purchased at net asset value without a sales load by members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor.

Right of Accumulation–Class A Shares.  Reduced sales loads apply to any purchase of Class A shares by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more.  If, for example, you previously purchased and still hold shares of the Fund, or shares of certain other funds advised by the Manager, that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.0% of the offering price.  All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

Class C Shares.  The public offering price for Class C shares is the net asset value per share of that Class.  No initial sales charge is imposed at the time of purchase.  A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase.  See "How to Redeem Shares—Contingent Deferred Sales Charge–Class C Shares."

Class I Shares.  The public offering price for Class I shares is the net asset value per share of that Class.

Class Z Shares.  The public offering price for Class Z shares is the net asset value per share of that Class.  Class Z shares generally are not available for new accounts.

To qualify for reduced sales loads at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail.  The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into immediately available funds ("Federal Funds") and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Selected Dealer and your order to purchase Fund shares is paid for other than in Federal Funds, the Selected Dealer, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds generally on the business day following receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  An order for the purchase of Fund shares placed by you with sufficient Federal Funds or a cash balance in your brokerage account with a Selected Dealer will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

Dreyfus TeleTransfer Privilege.  You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the public offering price determined on that day.  If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order.  To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See "How to Redeem Shares—Dreyfus TeleTransfer Privilege."

Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Converting Shares.  Under certain circumstances, Fund shares may be converted from one Class of shares to another Class of shares of the Fund.  The aggregate dollar value of the shares of the Class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion.  An investor whose Fund shares are converted from one Class to another Class of the Fund will not realize taxable gain or loss as a result of the conversion.

DISTRIBUTION PLAN, SERVICE PLAN AND SHAREHOLDER SERVICES PLAN

Class C shares are subject to a Distribution Plan, Class Z shares are subject to a Service Plan and Class A and Class C shares are subject to a Shareholder Services Plan.

Distribution Plan.  Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule.  The Company's Board has adopted such a plan (the "Distribution Plan") with respect to Class C shares of the Fund, pursuant to which the Fund pays the Distributor for distributing Class C shares a fee at an annual rate of 0.75% of the value of the average daily net assets of Class C.  The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and the holders of the Fund's Class C shares.

A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review.  In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of Class C shares may bear for distribution pursuant to the Distribution Plan without the approval of such shareholders and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan.  The Distribution Plan may be terminated at any time by vote of (i) a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or (ii) the holders of a majority of the outstanding Class C shares.

For the fiscal year ended August 31, 2010, the Fund paid the Distributor $236,111, with respect to Class C shares, pursuant to the Distribution Plan.

Service Plan.  The Company's Board has adopted a service plan under the Rule (the "Service Plan") with respect to Class Z shares of the Fund, pursuant to which the Fund reimburses the Distributor for expenses incurred in distributing Class Z shares, servicing shareholder accounts ("Servicing") and advertising and marketing the Fund, with respect to Class Z shares, at an aggregate annual rate of up to 0.25% of the value of the average daily net assets of Class Z.  The Distributor may pay one or more Service Agents a fee in respect of these services and determines the amounts, if any, to be paid to Service Agents under the Service Plan and the basis on which such payments are made.  The Company's Board believes that there is a reasonable likelihood that the Service Plan will benefit the Fund and the holders of the Fund's Class Z shares.

A quarterly report of the amounts expended under the Service Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review.  In addition, the Service Plan provides that it may not be amended to increase materially the costs that holders of the Fund's Class Z shares may bear pursuant to the Service Plan without the approval of the holders of such shares and that other material amendments of the Service Plan must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Service Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Service Plan.  The Service Plan may be terminated at any time by vote of (i) a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Service Plan or in any agreements entered into in connection with the Service Plan or (ii) the holders of a majority of the outstanding Class Z shares.

For the fiscal year ended August 31, 2010, Class Z shares of the Fund reimbursed the Distributor $96,496 under the Service Plan.

Shareholder Services Plan.  The Company's Board has adopted a Shareholder Services Plan with respect to Class A and Class C shares of the Fund, pursuant to which the Fund pays the Distributor for the provision of certain services to the holders of its Class A and Class C shares a fee at an annual rate of 0.25% of the value of the average daily net assets of each such Class.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts.  Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Company's Board for its review.  In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan.  As to each of Class A and Class C shares of the Fund, the Shareholder Services Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

For the fiscal year ended August 31, 2010, the Fund paid the Distributor $165,617 and $78,704, with respect to Class A and Class C, respectively, pursuant to the Shareholder Services Plan.

HOW TO REDEEM SHARES

General.  If you hold shares of more than one Class of the Fund, any request for redemption must specify the Class of shares being redeemed.  If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Redemption Fee.  The Fund will deduct a redemption fee equal to 2% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 60 days following the issuance of such shares.  The redemption fee will be deducted from the redemption proceeds and retained by the Fund.  For the fiscal year ended August 31, 2010, there were no redemption fees charged and retained by the Fund.

Subject to the exceptions described in the Prospectus, shares held for less than the 60 day holding period will be subject to the Fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for retirement plan participants, or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the Fund.

The redemption fee will be charged and retained by the Fund on shares sold before the end of the required holding period.  The Fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be redeemed or exchanged first.  The holding period commences on the day of after your purchase order is effective.  For example, the holding period for shares purchased on April 10 (trade date) begins on April 11 and ends 59 days later on June 8.  Thus, if you redeemed these shares on June 8, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after June 9.

The redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

The Fund may impose the redemption fee at the plan level for employee benefit plans that hold shares on behalf of a limited number of employees.  Plan sponsors of such benefit plans that opt to impose redemption fees at the employee account level, rather than the plan level, must enter into agreements with Dreyfus that obligate the sponsor to collect and remit redemption fees at the employee level and to provide to the Fund, at its request, shareholder identity and transaction information.

The Prospectus contains information on transactions for which the redemption fee is waived.  The Fund reserves the right to exempt additional transactions from the fee.

Contingent Deferred Sales Charge–Class C Shares.  A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares made within one year of the date of purchase.  No CDSC will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (i) the current net asset value of Class C shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate.  It will be assumed that the redemption is made first of amounts representing Fund shares acquired pursuant to the reinvestment of Fund dividends and distributions; then, of amounts representing the increase in net asset value of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

For example, assume an investor purchased 100 shares of the Fund at $10 per share for a cost of $1,000.  Subsequently, the shareholder acquired five additional Fund shares through the reinvestment of Fund dividends.  Within a year after the purchase the investor decided to redeem $500 of the investment.  Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share).  The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260).  Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC.  The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in qualified or non-qualified employee benefit plans or other programs, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70½ in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below.  If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately.  Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor.  Any such qualification is subject to confirmation of your entitlement.

Checkwriting Privilege- Class Z Only.  Redemption checks ("Checks") will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional Class Z shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this Privilege creates only a shareholder‑transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the Class Z shares in your account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

The Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions.  Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

Redemption Through a Selected Dealer.  If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer.  If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day.  If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day.  It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner.  The proceeds of the redemption are credited to your account with the Selected Dealer.  See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders.  Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day.  Otherwise, the shares will be redeemed at the next determined net asset value.  It is the responsibility of the Selected Dealer to transmit orders on a timely basis.  The Selected Dealer may charge the shareholder a fee for executing the order.  This repurchase arrangement is discretionary and may be withdrawn at any time.

Reinvestment Privilege.  Upon written request, you may reinvest up to the number of Class A shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges.  Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A shares reinvested.  The Reinvestment Privilege may be exercised only once.

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  You should be aware that if you have selected the Dreyfus TeleTransferPrivilege, any request for a Dreyfus TeleTransfertransaction will be effected through the ACH system unless more prompt transmittal specifically is requested.  See "How to Buy Shares--Dreyfus TeleTransferPrivilege."

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be imposed to replace lost or stolen certificates or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and "Signature‑Guaranteed" must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call 1-800-554-4611.

Redemption Commitment.  The Company has committed itself to pay in cash all redemption requests by any shareholder of record of the Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption from the Fund in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund's portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  Clients of certain Service Agents may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of such other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.    Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.     Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.     Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.    Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E.     Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you, or your Service Agent acting on your behalf, must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc.  The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account").  Exchanges of shares for an Exchange Account only can be made into certain other funds managed or administered by the Manager.  No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account.  Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account.  See "How to Redeem Shares."  Redemption proceeds for Exchange Account shares are paid by Federal wire or check only.  Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Automatic Withdrawal Plan.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine.  Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form are not eligible for telephone or online exchange.  No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares.  In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.

Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-554-4611 (holders of Class Z shares should call 1-800-645-6561), or visiting www.dreyfus.com.  The Company reserves the right to reject any exchange request in whole or in part.  Shares may be exchanged only between accounts having certain identical identifying designations.  The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the U.S. Government automatically deposited into your Fund account.

Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

Dreyfus Dividend Options.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Family of Funds or shares of certain other funds in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.    Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.     Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.     Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.    Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC, and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.  The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611.  The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which share certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of: (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal.  Withdrawals with respect to Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC.  Withdrawals of Class A shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC.  Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Letter of Intent–Class A Shares.  By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of shares of Eligible Funds purchased by you and any related "purchaser" (as defined above), in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent.  Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent.  A minimum initial purchase of $5,000 is required.  You can obtain a Letter of Intent form by calling 1-800-554-4611.

Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent.  The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent.  When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account.  If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent.  If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months.  If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account.  Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load.  At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent.  Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

DETERMINATION OF NET ASSET VALUE

Valuation of Portfolio Securities.  The Fund's investments are valued each business day by an independent pricing service (the "Service") approved by the Company's Board.  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other investments is determined by the Service based on methods which include consideration of:  yields or prices of municipal bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Service may employ electronic data processing techniques and/or a matrix system to determine valuations.  The Service's procedures are reviewed under the general supervision of the Company's Board.  If valuations for investments (received from the Service or otherwise) are not readily available, or are determined not to reflect accurately fair value, the Fund may value those investments at fair value as determined in accordance with the procedures approved by the Company's Board.  Fair value of investments may be done by the Company's Board, its pricing committee or its valuation committee in good faith using such information deemed appropriate under the circumstances.  The factors that may be considered in fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased or sold, and public trading of similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent price and from prices used by other mutual funds to calculate their net asset values.  Expenses and fees, including the management fee and fees pursuant to the Distribution Plan, Service Plan and Shareholder Services Plan, as applicable, are accrued daily and are taken into account for the purpose of determining the net asset value of the relevant Class of shares.  Because of the differences in operating expenses incurred by each Class, the per share net asset value of each Class will differ.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Management believes that the Fund has qualified for treatment as a "regulated investment company" under the Code for the fiscal year ended August 31, 2010.  The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders.  As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  To qualify as a regulated investment company, the Fund must distribute to its shareholders at least 90% of its net income (consisting of net investment income from taxable and tax-exempt obligations and net short-term capital gains) to its shareholders, and must meet certain asset diversification and other requirements.  If the Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax.  The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

The Fund ordinarily declares dividends from its net investment income on each day the New York Stock Exchange is open for regular business.  Fund shares begin earning income dividends on the day Federal Funds are received by the Transfer Agent.  If a purchase order is not accompanied by remittance in Federal Funds, there may be a delay between the time the purchase order becomes effective and the time the shares purchased start earning dividends.  If your payment is not made in Federal Funds, it must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value without a sales load or, at your option, paid in cash.  The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.  Distributions from net realized securities gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

If you elect to receive dividends and distributions in cash and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of Federal tax exempt obligations, the Fund may designate and pay Federal exempt-interest dividends from interest earned on all such tax exempt obligations.  Such exempt-interest dividends may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes.  Dividends derived from Taxable Investments, together with distributions from any net realized short-term securities gains, generally are taxable as ordinary income for Federal income tax purposes whether or not reinvested.  Distributions from net realized long‑term securities gains generally are taxable as long-term capital gains to a shareholder who is a citizen or resident of the United States, whether or not reinvested and regardless of the length of time the shareholder has held his or her shares.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss.  However, all or a portion of the gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  In addition, all or a portion of any gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Gain or loss, if any, realized by the Fund from certain financial futures and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions.  In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

Offsetting positions held by the Fund involving certain futures or forward contracts or options transactions may constitute "straddles."  To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position.  In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund may constitute "mixed straddles."  The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

Investment by the Fund in securities issued or acquired at a discount or providing for deferred interest or for payment of interest in the form of additional obligations such as zero coupon, pay-in-kind or step-up securities, could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payment.  For example, the Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company.  In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account.  See the Account Application for further information concerning this requirement.  Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service.

PORTFOLIO TRANSACTIONS

General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the funds by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the funds.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager's (and where applicable, a sub-adviser's or Dreyfus affiliate's) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.  If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitability to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

Portfolio turnover may vary from year to year as well as within a year.  In periods in which extraordinary market conditions prevail, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses.  The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.  Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between its accounts ("cross transactions").  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

Portfolio securities ordinarily are purchased from and sold to parties acting either as principal or agent.  Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

No brokerage commissions were paid by the Fund for the fiscal years ended August 31, 2008, 2009 and 2010.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

            If a fund's portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Dreyfus or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund's portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor's, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

Funds may also disclose any and all portfolio holdings information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the fund's custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of Fund portfolio holdings may be authorized only by the Company’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the Company’s Board.

INFORMATION ABOUT THE COMPANY AND FUND

Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and nonassessable.  Shares have no preemptive or subscription rights and are freely transferable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the Company’s shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office.  Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes.  A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio.  For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

To date, the Board has authorized the creation of four series of shares.  All consideration received by the Fund for shares of the Fund and all assets in which such consideration is invested will belong to that Fund (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto.  The income attributable to, and the expenses of, the Fund are treated separately from those of each other series.  The Company has the ability to create, from time to time, new funds without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by such matter.  Rule 18f-2 further provides that the Fund shall be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical or that the matter does not affect any interest any other series.  Rule 18f-2 exempts the selection of independent registered public accounting firms and the election of Board members from the separate voting requirements of the Rule.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements.  A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders.  If the Fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice.  Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds.  Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading.  In addition, the Fund may refuse or restrict purchase or exchange requests for Fund shares by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund.  If an exchange request is refused, the Fund will take no other action with respect to the Fund shares until it receives further instructions from the investor.  While the Company will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the Fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Effective March 15, 2007, the Fund changed its name from "Dreyfus High Yield Municipal Bond Fund" to Dreyfus Premier High Yield Municipal Bond Fund, renamed its existing shares Class Z shares, and commenced offering Class A and Class C shares.  Effective December 1, 2008, the Fund changed its name from "Dreyfus Premier High Yield Municipal Bond Fund" to its current name and on December 15, 2008, the Fund commenced offering Class I shares.

The Fund sends annual and semi-annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038‑4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund's Prospectus.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund.

APPENDIX

RATING AGENCY RATINGS OF MUNICIPAL BONDS

Description of certain S&P, Moody's and Fitch ratings:

S&P

Municipal Issue Ratings Definitions

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program.  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable.  S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short-term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•         Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•         Nature of and provisions of the obligation; and

•         Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest-rated obligations only in small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics.  'BB' indicates the least degree of speculation and 'C' the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

An obligation rated 'D' is in payment default.  The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.  The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

The 'c' subscript is used to provide additional information to investors that the bank may-terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment grade level and/or the issuer's bonds are deemed taxable.

p

The letter 'p' indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

*

Continuance of the ratings is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

The 'r' highlights derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns as a result of noncredit risks.  Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities.  The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment grade ratings) generally are regarded as eligible for bank investment.  Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Notes

An S&P note ratings reflects the liquidity factors and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment:

•         Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•         Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the-term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Issuer Credit Rating Definitions

An S&P Issuer Credit Rating is a current opinion of an obligor's overall financial capacity (its creditworthiness) to pay its financial obligations.  This opinion focuses on the obligor's capacity and willingness to meet its financial commitments as they come due  It does not apply to any specific financial obligation, as it does not take into account the nature of and provisions of the obligation, its standing in bankruptcy or liquidation, statutory preferences, or the legality and enforceability of the obligation.  In addition, it does not take into account the creditworthiness of the guarantors, insurers, or other forms of credit enhancement on the obligation.  The Issuer Credit Rating is not a recommendation to purchase, sell or hold a financial obligation issued by an obligor, as it does not comment on market price or suitability for a particular investor.

CreditWatch And Rating Outlooks

An S&P rating evaluates default risk over the life of a debt issue, incorporating an assessment of all future events to the extent they are known or considered likely.  But S&P also recognizes the potential for future performance to differ from initial expectations.  Rating outlooks and CreditWatch listings address this possibility by focusing on the scenarios that could result in a rating change.

CreditWatch highlights potential changes in ratings of bonds, short-term, and other fixed-income securities.  Issues appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action.  Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending.  A listing does not mean a rating change is inevitable.  However, in some cases, it is certain that a rating change will occur and only the magnitude of the change is unclear.

Wherever possible, a range of alternative ratings that could result is shown.  CreditWatch is not intended to include all issues under review, and rating changes will occur without the issue appearing on CreditWatch.  An issuer cannot automatically appeal a CreditWatch listing, but analysts are sensitive to issuer concerns and the fairness of the process.

A rating outlook is assigned to all long-term debt issues—except for structured finance—and also assesses potential for change.  Outlooks have a longer time frame than CreditWatch listings and incorporate trends or risks with less certain implications for credit quality.  An outlook is not necessarily a precursor of a rating change or a CreditWatch listing.

CreditWatch designations and outlooks may be "positive," which indicates a rating may be raised, or "negative," which indicates a rating may be lowered.  "Developing" is used for those unusual situations in which future events are so unclear that the rating potentially may be raised or lowered.  "Stable" is the outlook assigned when ratings are not likely to be changed, but should not be confused with expected stability of the company's financial performance.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest.  These categories are as follows:

A-1

This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3

Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B

Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C

This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D

Debt rated 'D' is in payment default.  The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Variable-Rate Demand Bonds

S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature.  The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+').  With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

Moody's

Municipal Bond Ratings

Aaa

Bonds rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as "gilt edge."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what generally are known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A

Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B

Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated Ca present obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C

Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B.  The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Municipal Note Ratings

Moody's ratings for state municipal notes and other short-term loans are designated Moody's Investment Grade (MIG).  Such ratings recognize the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

A short-term rating may also be assigned on an issue having a demand feature.  Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR.  Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity.  Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.  As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

MIG 1/VMIG 1

This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

Commercial Paper Ratings

The rating Prime 1 (P 1) is the highest commercial paper rating assigned by Moody's.  Issuers of P 1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a wide range of financial markets and assured sources of alternative liquidity.

Issuers (or related supporting institutions) rated Prime 2 (P 2) have a strong capacity for repayment of short-term promissory obligations.  This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, will be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Fitch

Municipal Bond Ratings

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt.  The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

AAA

Bonds rated AAA are considered to be investment grade and of the highest credit quality.  The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA

Bonds rated AA are considered to be investment grade and of very high credit quality.  The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.  Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A

Bonds rated A are considered to be investment grade and of high credit quality.  The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality.  The obligor's ability to pay interest and repay principal is considered to be adequate.  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment.  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB

Bonds rated BB are considered speculative.  The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.  However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B

Bonds rated B are considered highly speculative.  While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC

Bonds rated CCC have certain identifiable characteristics, which, if not remedied, may lead to default.  The ability to meet obligations requires an advantageous business and economic environment.

CC

Bonds rated CC are minimally protected.  Default in payment of interest and/or principal seems probable over time.

C

Bonds rated C are in imminent default in payment of interest or principal.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.  Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+

Exceptionally Strong Credit Quality.  Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1

Very Strong Credit Quality.  Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2

Good Credit Quality.  Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

DREYFUS MUNICIPAL FUNDS, INC.

PART C. OTHER INFORMATION

_________________________

Item 28.           Exhibits.

     (a)(i)            Articles of Incorporation dated August 8, 1991 and Articles of Amendment are incorporated by reference to Exhibit (a)(i) of Post-Effective Amendment No. 10 to the Registration Statement on Form N‑1A, filed on April 1, 1996.

     (a)(ii)           Certificate of Correction to Articles of Amendment dated June 18, 2003 and Certificate of Correction to Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 29, 2003.

     (a)(iii)          Articles of Amendment are incorporated by reference to Exhibit (a)(iii) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 15, 2007.

     (a)(iv)          Articles Supplementary are incorporated by reference to Exhibit (a)(iv) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on December 15, 2008.

     (a)(v)           Articles Supplementary are incorporated by reference to Exhibit (a)(v) of Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A, filed on October 16, 2008.

     (b)               Amended By-Laws are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on December 27, 2006.

     (d)               Management Agreement is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A, filed on December 27, 2007

     (e)(i)            Form of Amended Distribution Agreement*

     (e)(ii)           Forms of Service Agreements are incorporated by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on March 28, 2003.

     (e)(iii)          Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(iii) of Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A, filed on February 27, 2007.

     (g)(i)           Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 1, 1996.  Forms of Sub-Custodian Agreements are incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on December 15, 1993.

C‑1

     (g)(ii)          Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(ii) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

     (g)(iii)         Foreign Custody Manager Agreement is incorporated by reference to Exhibit (g)(iii) of Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 28, 2001.

     (g)(iv)         Form of Custody Agreement with The Bank of New York Mellon*

     (h)               Shareholder Services Plan for Class A and Class C shares is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 15, 2007.

     (h)(i)           Amended and Restated Transfer Agency Agreement are incorporated by reference to Exhibit (h)(i) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on December 15, 2008.

     (i)                Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (x) of Post Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on April 1, 1996.

(j)                                Consent of Independent Registered Public Accounting Firm*.

(m)(i)          Rule 12b-1 Service Plan is incorporated by reference to Exhibit (m)(i) of Post-Effective                       Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 15,                           2007.

     (m)(ii)         Rule 12b-1 Distribution Plan is incorporated by reference to Exhibit (m)(ii) of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 15, 2007.

     (n)               Rule 18f-3 Plan are incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on December 15, 2008.

     (p)(i)           Code of Ethics   are incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A, filed on December 15, 2008.

     (p)(ii)          Code of Ethics for the Non-management Board Members of the Dreyfus Family of Funds are incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on October 29, 2010.

C‑2

Item 28.           Other Exhibits

(a)               Power of Attorney of certain officers of the Registrant is incorporated by reference to Exhibit (a) of Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A, filed on December 24, 2009.

                     (b)       Certificate of Assistant Secretary is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A, filed on October 29, 2010.

                        *Filed herewith

Item 29.           Persons Controlled by or under Common Control with Registrant.

                        Not Applicable

Item 30.           Indemnification

                    Reference is also made to the Distribution Agreement, which is incorporated by reference to Exhibit (e)(i) of Post-Effective Amendment No. 31 to the  Registration Statement on Form N-1A, filed on December 27, 2007.

Item 31.           Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

C‑3

ITEM 31.              Business and Other Connections of Investment Adviser (continued)

                                Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board Director Executive Vice President	3/08 - Present 3/08 - Present 6/07 - 3/08 6/07 - 3/08

J. Charles Cardona

President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 - Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin

Vice Chair and Director	None

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A.+	Senior Vice President	4/06 - 6/08

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

BNY Mellon Investment Office GP LLC*

		Manager	4/07 - Present

	Mellon Global Alternative Investments Limited London, England	Director	8/06 - Present

	Pareto Investment Management Limited London, England	Director	4/08 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management, LLC*	Manager	12/06 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Chairman of Board	8/04 - Present

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer

(continued)

	Founders Asset Management LLC****	Member, Board of Managers	11/06 - 12/09

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Board Member	12/06 - Present

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Newton Management Limited London, England	Board Member	12/06 - Present

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Robert G. Capone

Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 – Present 4/07 – Present

Mitchell E. Harris

Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 - Present 8/04 - Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc.	Director	10/07 - Present

	Pareto New York LLC ++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Jeffrey D. Landau

Director	The Bank of New York Mellon+	Executive Vice President	4/07 - Present

	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 0/10

	Mellon Funding Corporation+ The Bank of New York Mellon Corporation+	Treasurer Treasurer	12/07 - 12/09 7/07 - 01/10

Cyrus Taraporevala

Director	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	The Boston Company Asset Management NY, LLC*	Manager	08/06 – Present

	The Boston Company Asset Management LLC*	Manager	01/08 – Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm

Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited London, England	Director	1/06 - Present

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present

	222 Berkley Street Boston, MA 02116	Administrator	11/07 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Ivy Asset Management Corp. One Jericho Plaza Jericho, NY 11753	Director	12/07 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Manager	6/04 - Present

Scott E. Wennerholm

Director

(continued)

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited London, England	Director	3/06 - Present

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Member, Board of Managers	10/05 - Present

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N. A.*	Director Senior Vice President	4/06 - 6/08 10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust+++++	Member of Board of Trustees	1/07 - Present

Bradley J. Skapyak

Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Senior Vice President Director	5/10 - Present 5/10 - Present

Dwight Jacobsen

Executive Vice President and Director	None

Patrice M. Kozlowski

Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer Treasurer	7/05 - 6/08 7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 - Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 08/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present
	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly

Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present

	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Gary E. Abbs

Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 – Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Chairman President	01/09 – 08/10 01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Jill Gill

Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

Joanne S. Huber

Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	07/1/07 – Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo

Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
John E. Lane Vice President (continued)	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President– Real Estate and Leases	8/07 - 7/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 07/08
	Mellon Trust Company of New England, N.A.+	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of New York LLC++	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC ++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President	A P Colorado, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President (continued)	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	APT Holdings Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	BNY Investment Management Services LLC++++	Vice President– Real Estate and Leases	1/01 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC+	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President – Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President – Real Estate and Leases	12/07 - Present
	Mellon Holdings LLC+	Vice President – Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President – Real Estate and Leases	8/07 - 7/08
	Mellon Trust of New England, N.A. *	Vice President – Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 7/08
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President (continued)	RECR, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	Trilem, Inc. +	Vice President – Real Estate and Leases	8/07 - Present

James Bitetto

Secretary

	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 08/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

Advantage Funds, Inc.
BNY Mellon Funds Trust
CitizensSelect Funds
Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus Bond Funds, Inc.
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Dynamic Alternatives Fund, Inc.
Dreyfus Funds, Inc.
The Dreyfus Fund Incorporated
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Funds
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
Dreyfus Manager Funds I
Dreyfus Manager Funds II
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Opportunity Fund
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Opportunity Funds
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
Dreyfus Premier GNMA Fund, Inc.
Dreyfus Premier Investment Funds, Inc.
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Research Growth Fund, Inc.
Dreyfus State Municipal Bond Funds
Dreyfus Stock Funds
Dreyfus Short-Intermediate Government Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management Funds
The Dreyfus Third Century Fund, Inc.
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Money Market Fund
Strategic Funds, Inc.

(b)

Name and principal Business address

Positions and offices with the Distributor

Positions and Offices with Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Denise B. Kneeland****	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Kevin L. O’Shea***	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Natalia Gribas*	Vice President – Compliance and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President - Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President - Tax	None
John E. Lane******	Vice President – Real Estate and Leases	None
Jeanne M. Login******	Vice President – Real Estate and Leases	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33.     Location of Accounts and Records

                  1.         The Bank of New York Mellon

                              One Wall Street

                              New York, New York 10286

                  2.         DST Systems, Inc.

                              1055 Broadway

                              Kansas City, MO 64105

                  3.         The Dreyfus Corporation

                              200 Park Avenue

                              New York, New York 10166

Item 34.     Management Services

                  Not Applicable

Item 35.     Undertakings

                  None

Item 33.     Location of Accounts and Records

                  1.         The Bank of New York Mellon

                              One Mellon Bank Center

                              Pittsburgh, Pennsylvania 15258

                  2.         DST Systems, Inc.

                              1055 Broadway

                              Kansas City, MO 64105

                  3.         The Dreyfus Corporation

                              200 Park Avenue

                              New York, New York 10166

Item 34.     Management Services

                  Not Applicable

Item 35.     Undertakings

                  None

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th day of December, 2010.

Dreyfus Municipal Funds, Inc.

BY:      /s/Bradley J. Skapyak*

____________________________

Bradley J. Skapyak, PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       Signatures                         Title                                 Date

__________________________     ______________________________                 __________

/s/Bradley J. Skapyak*               President                                 12/29/10

______________________________       (Principal Executive

Bradley J. Skapyak                   Officer)

/s/James Windels*                    Treasurer
      ______________________________ (Principal Financial and Accounting        12/29/10

James Windels                        Officer)

/s/Joseph S. DiMartino*              Chairman of the Board                      12/29/10

__________________________________

Joseph S. DiMartino

/s/David W. Burke*                   Board Member                               12/29/10

_________________________________

David W. Burke

/s/William Hodding Carter III*       Board Member                               12/29/10

_________________________________

William Hodding Carter III

/s/Gordon J. Davis*                  Board Member                               12/29/10

_________________________________

Gordon J. Davis

/s/Joni Evans*                       Board Member                               12/29/10

__________________________________

Joni Evans

/s/Ehud Houminer*                    Board Member                               12/29/10

_________________________________
Ehud Houminer

C-14

/s/Richard C. Leone*                 Board Member                               12/29/10

________________________________

Richard C. Leone

/s/Hans C. Mautner*                  Board Member                               12/29/10

___________________________________

Hans C. Mautner

/s/Robin A. Melvin*                  Board Member                               12/29/10

___________________________________

Robin A. Melvin

/s/Burton N. Wallack*                Board Member                               12/29/10

__________________________________

Burton N. Wallack

/s/John E. Zuccotti*                 Board Member                               12/29/10

_________________________________

John E. Zuccotti

*BY:  /s/John B. Hammalian

      John B. Hammalian,

      Attorney-in-Fact

C-13

INDEX OF EXHIBITS

Exhibit No.

28(e)(i)         Form of Amended Distribution Agreement

28(g)(iv)       Form of Custody Agreement with The Bank of New York Mellon

28(j)              Consent of Independent Registered Public Accounting Firm